                                                                    EXHIBIT 10.1



                             INVESTMENT AGREEMENT

                                 by and among

                Framingham York Associates Limited Partnership,

                                      as
                                 the Purchaser

                                      and

                            Property Capital Trust

                                      as
                                   the Trust

                                      and

                     Maryland Property Capital Trust, Inc.

                                      as
                                  the Company



                           Dated as of June 18, 1998

                               TABLE OF CONTENTS

                                                                                                               Page
ARTICLE 1.  ISSUANCE AND SALE OF SHARES......................................................................     1
         Section 1.1       Issuance of Shares................................................................     1
         Section 1.2       Closing...........................................................................     2

ARTICLE 2.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.................................................     2
         Section 2.1       Existence; Power; Authorization...................................................     2
         Section 2.2       Binding Agreement; No Violation...................................................     3
         Section 2.3       Purchase for Purpose of Investment................................................     3
         Section 2.4       Accredited Investor Status........................................................     3
         Section 2.5       Legend............................................................................     3

ARTICLE 3.  REPRESENTATIONS AND WARRANTIES OF THE TRUST AND THE COMPANY......................................     4
         Section 3.1       Existence; Power; Authorization...................................................     4
         Section 3.2       Binding Agreement; No Violation...................................................     4
         Section 3.3       Consents and Approvals............................................................     4
         Section 3.4       Shares............................................................................     5
         Section 3.5       SEC Documents.....................................................................     5
         Section 3.6       Financial Documents...............................................................     5
         Section 3.7       No Litigation.....................................................................     5
         Section 3.8       Subsidiaries......................................................................     5
         Section 3.9       Absence of Certain Changes or Events..............................................     6
         Section 3.10      No Undisclosed Liabilities........................................................     6
         Section 3.11      Capital Structure.................................................................     6
         Section 3.12      Taxes.............................................................................     7
         Section 3.13      No Default........................................................................     8
         Section 3.14      Solvency..........................................................................     8
         Section 3.15      Compliance with Laws..............................................................     8
         Section 3.16      No Restrictions on Equity Securities..............................................     8
         Section 3.17      Employee Benefit Plans............................................................     9
         Section 3.18      Debt Instruments..................................................................     9
         Section 3.19      Vote Required.....................................................................     9
         Section 3.20      Transactions with Affiliates......................................................    10
         Section 3.21      Proxy Statement...................................................................    10
         Section 3.22      REIT Qualification................................................................    10
         Section 3.23      No Other Agreements to Sell.......................................................    10
         Section 3.24      Insurance.........................................................................    10
         Section 3.25      Unlawful payments.................................................................    11
         Section 3.26      Real Property.....................................................................    11
         Section 3.27      Disclosure........................................................................    12

ARTICLE 4.  COVENANTS........................................................................................    12
         Section 4.1       Conduct of the Business of the Trust and the Company..............................    12
         Section 4.2       Proxy Statement; Special Meeting..................................................    13
         Section 4.3       Sale of Real Property.............................................................    14

                                      (i)

         Section 4.4       Other Actions.....................................................................    14
         Section 4.5       Cooperation.......................................................................    14
         Section 4.6       Public Announcements..............................................................    14
         Section 4.7       Government Filings................................................................    15
         Section 4.8       Listing of Shares.................................................................    15
         Section 4.9       Registration of Shares............................................................    15
         Section 4.10      Option Plans; Options.............................................................    15
         Section 4.11      Benefits Plans....................................................................    15
         Section 4.12      Rights Agreement..................................................................    15
         Section 4.13      Resignation of Trustees...........................................................    15
         Section 4.14      Charter and By-laws of the Company................................................    15
         Section 4.15      FYA Merger Agreement and PCT LP Merger Agreement..................................    15
         Section 4.16      No Solicitation...................................................................    15
         Section 4.17      Confidentiality...................................................................    16
         Section 4.18      Time of Closing...................................................................    16

ARTICLE 5.  CLOSING..........................................................................................    16
         Section 5.1       Deliveries at the Closing by the Purchasers.......................................    16
         Section 5.2       Deliveries at the Closing by Trust and the Company................................    16

ARTICLE 6.  CONDITIONS PRECEDENT TO CLOSING..................................................................    17
         Section 6.1       Conditions to Obligations of the Purchasers.......................................    17
         Section 6.2       Conditions to Obligations of the Trust and the Company............................    18

ARTICLE 7.  INDEMNIFICATION..................................................................................    19
         Section 7.1       Indemnification by the Trust and the Company......................................    19
         Section 7.2       Indemnification by the Purchasers.................................................    19
         Section 7.3       Notice; Defense of Claims.........................................................    20

ARTICLE 8.  NO BROKERS.......................................................................................    20

ARTICLE 9.  TERMINATION......................................................................................    20
         Section 9.1       Termination.......................................................................    20
         Section 9.2       Effect of Termination.............................................................    21

ARTICLE 10.  NOTICE..........................................................................................    21

ARTICLE 11.  MISCELLANEOUS...................................................................................    22
         Section 11.1      Survival of Representation and Warranties.........................................    22
         Section 11.2      Entire Agreement; Succession and Assignment;
                           No Third Party Rights.............................................................    22
         Section 11.3      Amendment.........................................................................    23
         Section 11.4      Governing Law.....................................................................    23
         Section 11.5      Headings..........................................................................    23
         Section 11.6      Severability......................................................................    23
         Section 11.7      Counterparts......................................................................    23
         Section 11.8      Construction......................................................................    23
         Section 11.9      Representatives...................................................................    23
         Section 11.10     Expenses..........................................................................    23

                                      (ii)

         Section 11.11     Interpretation....................................................................    24
         Section 11.12     Exculpation.......................................................................    24

                                     (iii)

                                   SCHEDULES

Schedule 1.1         List of Purchasers
Schedule 3.8         Subsidiaries
Schedule 3.10        Undisclosed Liabilities
Schedule 3.11        Options/Deferred Shares
Schedule 3.16        Restrictions on Securities
Schedule 3.17        Employee Benefit Plans
Schedule 3.18(a)     Defaults
Schedule 3.20        Transactions with Affiliates
Schedule 3.23        Agreements relating to properties or assets
Schedule 3.26        Environmental
Schedule 4.3         Permitted Investments




                                   EXHIBITS


     Exhibit A       Form of Joinder
*    Exhibit B       Form of Real Property Sale Agreement
     Exhibit C       Form of Registration Rights Agreement
**   Exhibit D       Form of Charter of the Company
**   Exhibit E       Form of By-laws of the Company
     Exhibit F       Form of opinion of Paul, Weiss, Rifkind, Wharton & Garrison

____________

* Exhibit B has been omitted, but will be furnished supplementally to the Securities and Exchange Commission upon request.

** The Charter of the Company and the By-laws of the Company have been filed as Exhibits 3.1 and 3.2, respectively, to the Registration Statement on Form S-4 of Maryland Property Capital Trust, Inc. filed with the Securities and Exchange Commission on November 20, 1998.

                                      (iv)

                             INVESTMENT AGREEMENT


     This INVESTMENT AGREEMENT (including all exhibits, hereinafter referred to as this "Agreement") dated as of June 18, 1998 (the "Effective Date") is made
         ---------                                   --------------
and entered into by and among Framingham York Associates Limited Partnership, a Massachusetts limited partnership ("FYA") (the "Purchaser" and, together with
                                    ---         ---------
all parties who execute a joinder to this Agreement in the form of Exhibit A
                                                                   ---------
attached hereto, the "Purchasers"), Property Capital Trust, a Massachusetts
                      ----------
Business Trust (the "Trust"), and Maryland Property Capital Trust, Inc., a
                     -----
Maryland corporation (the "Company").
                           -------


                                   RECITALS

     A. The Trust is a Massachusetts business trust with transferable shares of beneficial interest of the type described in Massachusetts General Laws, Chapter 182, Section 1. The Company is a Maryland corporation and a wholly-owned subsidiary of the Trust.

     B. Pursuant to an Agreement and Plan of Merger entered into on the date hereof by and between the Trust and the Company (the "PCT Merger Agreement"),
                                                      --------------------
the Trust will merge with and into the Company with the Company surviving (the

"PCT Merger").
-----------

     C. Subject to the consummation of the PCT Merger and the other conditions stated herein, the Purchasers and the Company have each determined to enter into this Agreement pursuant to which the Purchasers have agreed to purchase from the Company, and the Company has agreed to issue and sell to the Purchasers, the Shares at the Closing (each as defined herein).

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

                                   ARTICLE I
                          ISSUANCE AND SALE OF SHARES

     1.1  Issuance of Shares.  Upon the terms and subject to the conditions set
          ------------------
forth in this Agreement, and in reliance upon the representations and warranties hereinafter set forth, on the Closing Date (as defined in Section 1.2), the Company will issue, sell and deliver to the Purchasers, and the Purchasers will purchase from the Company, (i) an aggregate of 331,671 shares (the "Initial
                                                                    -------
Shares") of common stock of the Company, par value $.01 per share (the "Common
------                                                                  ------
Stock"), for an aggregate purchase price of one million one hundred thousand
-----
dollars ($1,100,000) (the "Initial Purchase Price") and (ii) such number of
                           ----------------------
shares (the "Additional Shares" and together with the Initial Shares, the
             -----------------
"Shares") of Common Stock as determined by dividing (x) the aggregate amount of
-------
cash paid to the shareholders of the Trust pursuant to Section 4.2(e) of the PCT Merger Agreement by (y) $3.13, for an aggregate purchase price equal to the amount paid to the shareholders of the Trust pursuant to Section 4.2(e) of the PCT Merger Agreement (the "Fractional Shares Purchase Price" and, together with
                           --------------------------------
the Initial Purchase Price, the "Aggregate Purchase Price").  Subject to the
                                 ------------------------
provisions of Section 1.3, at the Closing (as defined in Section 1.2), each Purchaser will purchase from the Company, and the Company will issue, sell and deliver to such Purchaser, the number of shares set forth opposite such Purchaser's name on Schedule 1.1 attached hereto and such Purchaser will deliver
                    ------------
to the Company the portion of the Aggregate Purchase Price set forth opposite such Purchaser's name on Schedule 1.1.
                         ------------

     1.2  Closing.
          -------

          (a) The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Goodwin, Procter & Hoar LLP,
      -------
Exchange Place, Boston, MA 02109, 10:00 a.m. Boston, Massachusetts time, on the business day of the satisfaction or concurrent satisfaction or, if permissible, waiver of the conditions set forth in Sections 6.1 and 6.2 hereof (the "Closing
                                                                        -------
Date") or at such other time and place as the parties may agree.
----

          (b) At the Closing (i) the Company will deliver to each Purchaser a certificate or certificates representing the Shares purchased by such Purchaser, as set forth on Schedule 1.1, against payment of the portion of the Aggregate
                ------------
Purchase Price to be paid by such Purchaser, as set forth on Schedule 1.1,
                                                             ------------
registered in the name of such Purchaser, together with the other documents and certificates to be delivered pursuant to Section 6.1 hereof, and (ii) each Purchaser, in full payment for the Shares purchased by such Purchaser, as set forth on Schedule 1.1, will deliver to the Company an amount equal to the
         ------------
portion of the Aggregate Purchase Price to be paid by such Purchaser, as set forth on Schedule 1.1, in immediately available funds by wire transfer to the
         ------------
account designated by the Company, or by such other means as may be agreed by the parties, together with the other documents and certificates to be delivered pursuant to Section 6.2 hereof.

     1.3  Additional Purchasers.  Notwithstanding anything else herein to the
          ---------------------
contrary, at any time following the execution of the Agreement, but prior to the date on which the Proxy Statement (as defined in Section 4.2) is filed with the Securities and Exchange Commission (the "SEC"), FYA may assign to one or more
                                         ---
third parties a portion of its investment commitment under the Agreement, and all rights and obligations associated therewith; provided, however, that FYA may
                                                 --------  -------
not assign, in the aggregate, a portion of its investment commitment greater than $100,000; and provided, further, that such assignment shall not relieve FYA
                   --------  -------
of its obligations hereunder. Any party to whom FYA assigns a portion of its investment commitment, and all rights and obligations associated therewith, and any party who purchases all or a portion of the Additional Shares shall execute a joinder to the Agreement in the form of Exhibit A attached hereto. All
                                          ---------
references to "Purchasers" contained in the Agreement shall be deemed to refer to any party who executes such a joinder and Schedule 1.1 shall be amended to
                                             ------------
reflect the execution of such a joinder.


                                  ARTICLE II
               REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     Each Purchaser, severally with respect to itself, himself or herself and not jointly, hereby represents and warrants to, and agrees with, the Company as follows:

     2.1  Existence; Power; Authorization.  FYA is a limited partnership duly
          -------------------------------
organized and in good standing under the laws of the Commonwealth of Massachusetts and has all requisite partnership power and authority to execute and deliver this Agreement and all other documents and instruments to be executed and delivered by it hereunder, and to perform its obligations hereunder and thereunder in accordance with the terms and conditions hereof and thereof. The execution, delivery and performance by such Purchaser of this Agreement and the other agreements and documents to be executed in connection with the transactions contemplated hereunder (including, but not limited to, the Agreement and Plan of Merger (the "PCT Merger Agreement") by and between the
                                   --------------------
Company and the Trust, the Contribution and Merger Agreement (the "FYA Merger
                                                                   ----------
Agreement") by and between FYA and Beal Properties Pine Hill Limited
---------
Partnership, a Massachusetts limited partnership ("BPPH"), and the Contribution
                                                   ----
and Merger Agreement (the "PCT LP Merger Agreement") by and between BPPH and
                           -----------------------
Property Capital Trust, L.P., a Massachusetts limited
partnership ("PCT LP")) (collectively, the "Transaction Documents"), have been
              ------                        ---------------------
duly authorized by all necessary action, including, for FYA, all necessary action by the limited partners of FYA.


     2.2  Binding Agreement; No Violation.  Assuming the due and valid
          -------------------------------
authorization, execution and delivery of this Agreement by the Trust and the Company, this Agreement, and the other Transaction Documents, will be the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium or similar laws relating to creditors' rights and general principles of equity. The performance by such Purchaser of its duties and obligations under the Transaction Documents to be executed and delivered by it hereunder will not (i) conflict with, or result in a breach of, or default under, any provision of any of the organizational documents of such Purchaser or any agreement, instrument, decree, judgment, injunction, order, writ, law, rule or regulation, or any determination or award of any court or arbitrator, to which such Purchaser is a party or by which its assets are or may be bound, except for any of the foregoing matters that, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on such Purchaser, or (ii) require any consent, approval or authorization of, or declaration, filing or registration with, any domestic governmental or regulatory authority, except where the failure to obtain any such consent, approval or authorization of, or filing or registration with, any governmental or regulatory authority would not reasonably be expected to have a material adverse effect on the ability of such Purchaser to consummate or to perform its obligations under the Transaction Documents to be executed and delivered by it hereunder.

     2.3  Purchase for Purpose of Investment. Such Purchaser is acquiring the
          ----------------------------------
Shares under this Agreement for its own account solely for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"). Such Purchaser acknowledges that the shares of Common Stock
 --------------
to be acquired by it or any other Purchaser have not been registered under the Securities Act and may be sold or disposed of in the absence of such registration only pursuant to an effective registration statement or any exemption from such registration.

     2.4  Accredited Investor Status.  Such Purchaser is knowledgeable,
          --------------------------
sophisticated and experienced in business and financial matters and fully understands the limitations on transfer described in Section 2.3. Such Purchaser, and in the case of FYA, each general and limited partner of such Purchaser, is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act.

     2.5  Legend.  Such Purchaser hereby acknowledges that each certificate
          ------
representing the Shares shall bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT AND THE RULES AND REGULATIONS

          THEREUNDER AND UNDER APPLICABLE STATE SECURITIES OR "BLUE SKY LAWS."


                                  ARTICLE II
     REPRESENTATIONS AND WARRANTIES OF THE TRUST AND THE COMPANY

     The Trust and the Company hereby represent and warrant to, and agree with, the Purchasers as follows:

     3.1  Existence; Power; Authorization.  The Trust is a business trust duly
          -------------------------------
organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. Each of the Trust and the Company is duly authorized to transact business under the laws of any state in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Trust or the Company, has all requisite power and authority to execute and deliver the Transaction Documents to be executed and delivered by it hereunder, and to perform its obligations hereunder and thereunder in accordance with the terms and conditions hereof and thereof. The Board of Trustees of the Trust and the Board of Directors of the Company have each approved the execution, delivery and performance of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby.

     3.2  Binding Agreement; No Violation.  Assuming the due and valid
          -------------------------------
authorization, execution and delivery of the Transaction Documents by the parties other than the Trust and the Company, the Transaction Documents to be executed and delivered by the Trust and the Company hereunder, when duly executed and delivered, will be the legal, valid and binding obligation of each of the Trust and the Company, enforceable against each of the Trust and the Company in accordance with their respective terms, subject to (i) limitations under applicable law on rights to indemnification, (ii) the effects of any applicable bankruptcy, reorganization, moratorium or similar laws, and (iii) general principles of equity. To the knowledge of the Company and the Trust, the performance by the Trust and the Company of its respective duties and obligations under the Transaction Documents will not (x) conflict with, or result in a breach of, or default under, any provision of any of the organizational documents of the Trust or the Company or any agreements, instruments, decrees, judgments, injunctions, orders, writs, laws, rules or regulations, or any determination or award of any court or arbitrator, to which the Trust or the Company is a party or by which the assets of either are or may be bound, except for any of the foregoing matters that, individually or in the aggregate, would not have a material adverse effect on the Trust or the Company, or (y) require any consent, approval or authorization of, or declaration, filing or registration with, any domestic governmental or regulatory authority, except for (a) such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any applicable state securities laws or the rules
              ------------
of the American Stock Exchange or (b) where the failure to obtain such consent, approval or authorization of, or filing or registration with, any governmental or regulatory authority would not have a material adverse effect on the Trust or the Company.

     3.3  Consents and Approvals.  To the knowledge of the Company and Trust, no
          ----------------------
consent, waiver, approval or authorization of any third party is required to be obtained by the Company or the Trust in connection with the execution, delivery and performance of this Agreement and the other Transaction Documents except (a) the approval by the holders of two-thirds of the shares of beneficial interest of the Trust, (b) any consent, waiver, approval or authorization of any third party that shall have been satisfied prior to the Closing or (c) where the failure to obtain such consent, waiver, approval or authorization would not have a material adverse effect on the Trust or the Company.

     3.4  Shares.  The Shares to be issued to the Purchasers are duly authorized
          ------
and, when issued by the Company, will be fully paid and non-assessable, free and clear of any mortgage, pledge, lien, encumbrance, security interest, claim or rights of interest of any third party of any nature whatsoever. The form of Share certificate to be used to evidence the Common Stock will be in due and proper form and will comply with all applicable legal requirements.

     3.5  SEC Documents.  The Trust or the Company has caused to be delivered or
          -------------
made available to the Purchasers copies of all registration statements and related prospectuses and supplements filed by the Trust and declared effective under the Securities Act since December 31, 1995 (the "SEC Documents") and will
                                                       -------------
cause to be delivered to the Purchasers copies of such additional documents as may be filed by the Company or the Trust pursuant to the Securities Act or the Exchange Act, on or prior to the Closing Date. As of their respective dates, such SEC Documents were, and those additional documents filed between the Effective Date and the Closing Date have been and will be, prepared and filed in compliance with the rules and regulations promulgated by the SEC, and do not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein in order to make the statements contained therein, in light of the circumstances under which they were made or will be made, not misleading.

     3.6  Financial Documents.  The consolidated financial statements included
          -------------------
in the SEC Documents have been prepared in accordance with generally accepted accounting procedures ("GAAP") applied on a consistent basis during the period
                        ----
involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q) and present fairly (subject, in the case of the unaudited statements, to normal, recurring year-end audit adjustments) the consolidated financial position of the Trust and its consolidated Subsidiaries at the dates thereof and the consolidated results of operations and cash flows for the periods then ended. For purposes of this Agreement, the terms "Subsidiary" and "Subsidiaries" shall mean (i) any entity
                      ----------       ------------
of which the Trust or the Company (or other specified entity) shall own directly or indirectly through a subsidiary, a nominee arrangement or otherwise (x) at least a majority of the outstanding capital stock (or other shares of beneficial interest) or (y) at least a majority of the partnership, joint venture or similar interests, and (ii) any entity in which the Trust or the Company (or other specified entity) is a general partner or joint partner.

     3.7  No Litigation.  To the knowledge of the Company or the Trust, no
          -------------
action, suit, claim, investigation or proceeding, whether legal or administrative or in mediation or arbitration, is pending or threatened, at law or in equity, against the Trust or the Company before or by any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality which would prevent the Trust or the Company from performing its respective obligations pursuant to this Agreement or which, if determined adversely, would have a material adverse effect on the Trust or the Company. To the knowledge of the Company or the Trust, there is no outstanding order, writ, injunction or decree of any court, government, governmental entity or authority or arbitration against or affecting the Company or the Trust, which in any such case would impair the ability of the Company or the Trust to enter into and perform all of its obligations under the Transaction Documents and the transactions contemplated thereby.

     3.8  Subsidiaries.  Except as set forth on Schedule 3.8, neither the Trust
          ------------                          ------------
nor the Company has any Subsidiaries nor any interest or investment in any partnership, trust or other entity or organization. Each Subsidiary of the Trust or the Company listed on Schedule 3.8 has been duly organized, is validly
                         ------------
existing and in good standing under the laws of the jurisdiction in which it was organized, has the power and authority to own its properties and to conduct its business and is duly registered, qualified and authorized to transact business and is in good standing in each jurisdiction under the laws of any state in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Trust, the Company or such Subsidiary; all of the outstanding equity or other participating interests of each Subsidiary listed on Schedule 3.8 have been duly authorized
                                       ------------
and validly issued, are fully paid and non-assessable.

     3.9  Absence of Certain Changes or Events.  Except as disclosed in the SEC
          ------------------------------------
Documents or as contemplated by the Transaction Documents, since December 31, 1997, (i) there has been no material adverse change in the financial condition, results of operation or business of the Trust or the Company, whether or not arising in the ordinary course of business, (ii) there have been no transactions or acquisitions entered into by the Trust or the Company, which are material with respect to such entity (including, but not limited to, the purchase or sale of any interests in real property), (iii) there has been no dividend or distribution of any kind declared, paid or made by the Trust or the Company on any class of its capital stock and (iv) there has been no change in the capital stock of the Trust or the Company or any increase in the indebtedness of the Trust or the Company.

     3.10   No Undisclosed Liabilities.  Except as set forth on Schedule 3.10,
            --------------------------                          -------------
none of the Trust, the Company or any Subsidiary has any material liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise) required by GAAP to be disclosed and that are not set forth in the financial statements contained in the SEC Documents except for current liabilities incurred in the ordinary course of business.

     3.11 Capital Structure.
          -----------------

          (a) As of the Effective Date, (i) the authorized capital stock of the Trust consists of an unlimited number of shares of beneficial interest, no par value per share; (ii) the authorized capital stock of the Company consists of 100 shares of common stock, par value $.01 per share; (iii) the issued and outstanding shares of capital stock of the Trust consist of 9,584,220 shares of beneficial interest, 144,900 shares of beneficial interest reserved for issuance upon the exercise of options granted pursuant to the Trust's 1992 Employee Stock Option Plan, and 52,000 shares of beneficial interest reserved for issuance upon the exercise of options granted pursuant to the Trust's 1994 Stock Option Plan for Non-Employee Trustees all as further set forth on Schedule 3.11, and (iv)
                                                      -------------
the issued and outstanding shares of capital stock of the Company consist of 100 shares of common stock, all of which are held by the Trust. Immediately prior to the Closing, the Trust shall have merged into the Company and (i) the authorized capital stock of the Company shall consist of 10,000,000 shares of common stock, par value $.01, 5,000,000 shares of preferred stock, par value $.01 per share, and 15,000,000 shares of excess stock, par value $.01 per share, and (ii) the issued and outstanding shares of capital stock of the Company shall consist of 159,737 shares of common stock. All outstanding shares of beneficial interest of the Trust and shares of common stock of the Company are validly issued, fully paid and non-assessable and have been offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws). No shares of capital stock of the Trust or the Company are reserved for any purpose other than (a) the transactions contemplated by this Agreement, (b) as specifically set forth on Schedule 3.11, and (c) the
                                                 -------------
possible issuance of shares of Common Stock of the Company upon conversion of certain partnership units to be issued pursuant to certain of the Transaction Documents.

          (b) All options to purchase shares of beneficial interest of the Trust as set forth on Schedule 3.11 have been canceled prior to the Effective Date,
                -------------
such cancellation conditioned upon the consummation of the transactions contemplated by this Agreement.

          (c) There are no shares of beneficial interest, common stock or any other equity security of the Trust or the Company issuable upon conversion or exchange of any security of the Trust or the Company or any Subsidiary of either of them. Other than pursuant to the Rights Agreement (the "Rights Agreement")
                                                            ----------------
dated September 28, 1990 between the Trust and State Street Bank and Trust Company, no shareholder of the Trust or the Company is entitled to any preemptive or similar rights to subscribe for shares of capital stock of the Trust or the Company. Prior to the execution of this Agreement, the Trustees of the Trust shall exempt from the provisions of the Rights Agreement, the Transaction Documents and all transactions contemplated by the Transaction Documents. In addition, the Trustees of the Trust shall terminate the Rights Agreement in accordance with its terms, such termination to be conditioned upon and immediately following the Closing.

     3.12 Taxes.
          -----

          (a) The Trust and the Company and each Subsidiary has paid or caused to be paid all federal, state, local, foreign, and other taxes, and all deficiencies, or other additions to tax, interest, fines and penalties (collectively, "Taxes"), owed or accrued by it and due and payable through the
                -----
date hereof, including, without limitation any taxes payable pursuant to Sections 857(b), 860(c) and 4981 of the Internal Revenue Code of 1986, as amended, (the "Code"), except where failure to pay would not have a material
               ----
adverse effect on the Trust, the Company or any Subsidiary.

          (b) The Trust, the Company and each Subsidiary has timely filed all federal, state, local and foreign tax returns (collectively "Tax Returns")
                                                             -----------
required to be filed by any of them through the date hereof, and all such returns accurately set forth the amount of any Taxes relating to the applicable period.

          (c) The Trust, the Company and each Subsidiary has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other party.

          (d) The most recent financial statements contained in the SEC Documents reflect adequate reserves for Taxes payable by the Trust, the Company and each Subsidiary for all taxable periods and portions thereof through the date of such financial statements.

          (e) Since the date of the most recent financial statements included in the SEC Documents, the Trust, the Company and each Subsidiary has not incurred any liability for taxes under Sections 857(b), 860(c) or 4981 of the Code and have made sufficient accrual for Taxes in accordance with GAAP with respect to periods for which Tax Returns have not been filed.

          (f) There are no outstanding agreements, waivers of arrangements extending the statutory period of limitations applicable to any claim for, or the period for the collection or assessment of, Taxes due from the Trust, the Company or any Subsidiary for any taxable period and there have been no deficiencies proposed, assessed or asserted for such Taxes.

          (g) No audit or other proceedings by any court, governmental or regulatory authority or similar authority has occurred or been asserted and is pending and none of the Trust, the Company or any Subsidiary has received notice that any such audit or proceeding may be commenced.

          (h) Except as required by GAAP, none of the Trust, the Company or any Subsidiary have agreed to, or filed application for, and are not required to make any changes or adjustment to the accounting method.

          (i) There is no contract, agreement, plan or arrangement covering any person that, individually or collectively, could give rise to the payment of any amount that would not be deductible by the Trust, the Company or any Subsidiary by reason of Section 280G of the Code.

     3.13 No Default.  None of the Trust, the Company or any Subsidiary of
          ----------
either of them is in default under, or in violation of, any provision of its organizational documents.

     3.14 Solvency.  There does not exist in effect with respect to either the
          --------
Trust or the Company nor has the Trust or the Company made (i) any general assignment for the benefit of creditors, (ii) any voluntary petition in bankruptcy, (iii) any involuntary petition by either of the Trust's or the Company's creditors, or suffered the appointment of a receiver to take possession of all, or substantially all, of the Trust's or the Company's assets,
(iv) any attachment or other judicial seizure of all, or substantially all, of the Trust's or the Company's assets, (v) any admission in writing of its inability to pay its debts as they come due or (vi) any offer of settlement, extension or composition to its creditors generally.

     3.15 Compliance with Laws.
          --------------------

          (a) To the knowledge of the Company or the Trust, none of the Company, the Trust or any Subsidiary of either of them is in violation in any material respects of any applicable laws, ordinances, rules and regulations, whether federal, state or local, foreign, statutory or common, and neither the Company nor the Trust has been informed of any material violation of any such laws, rules or regulations which would have a material adverse effect on the operation of the Company or the Trust.

          (b) To the knowledge of the Company or the Trust, all material notices, licenses, permits, certificates and other authorizations (collectively, "Permits") required in connection with the current construction, use, occupancy,
 -------
management, leasing and operation of the properties of the Company or the Trust, or any Subsidiary of either of them, have been obtained. To the knowledge of the Company or the Trust, neither the Company nor the Trust has received written notice that it or any third party has taken any action that would (or failed to take any action the omission of which would) result in the revocation of such Permits, that would have a material adverse effect on the Company or the Trust or the ownership or operation of the properties of either of them, that in each case has not been cured or otherwise resolved to the satisfaction of such third party.

     3.16 No Restrictions on Equity Securities.  Except as set forth on
          ------------------------------------
Schedule 3.16, there are no shareholders' agreements, voting trust agreements or
-------------
other restrictive agreements relating to the sale or voting of the Shares.

     3.17 Employee Benefit Plans.
          ----------------------

          (a) Except as disclosed in the SEC Documents or in Schedule 3.17,
                                                             -------------
since the date of the most recent audited financial statements included in the SEC Documents, there has not been any adoption or amendment by the Trust or the Company, or any Subsidiary of either of them, of any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other employee benefit plan, arrangement or understanding (whether or not legally binding, or oral or in writing) providing benefits to any current or former employee, officer or director of the Trust, the Company or any Subsidiary of either of them, or any person affiliated with the Trust or Company under section 414(b), (c), (m) or
(o) of the Code (collectively, "Benefit Plans").
                                -------------

          (b) Except as described in the SEC Documents or in Schedule 3.17 or as
                                                             -------------
would not have a material adverse effect on the Trust or the Company, (a) all Benefit Plans, including any such plan that is an "employee benefit plan" as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are in compliance with all applicable requirements of law,
             -----
including ERISA and the Code, and (b) none of the Trust, the Company or any Subsidiary of either of them has any liability or obligation with respect to any such Benefit Plan, whether accrued, contingent or otherwise, or to the knowledge of the Trust and the Company, are any such liabilities or obligations expected to be incurred. Except as set forth in Schedule 3.17, the execution of, and
                                       -------------
performance of the transactions contemplated in, this Agreement will not (either alone or upon the occurrence of any additional or subsequent event) constitute an event under any Benefit Plan, policy, arrangement, or agreement or any trust or loan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee or director. The only severance agreements or severance policies applicable to the Trust, the Company or any Subsidiary of either of them are the agreement and policies specifically referred to in Schedule 3.17.
                                     -------------

     3.18 Debt Instruments.
          ----------------

          (a) None of the Trust, the Company or any Subsidiary of either of them is in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice or both would cause such a violation of or default under) any material loan or credit agreement, note, bond, mortgage, indenture, lease, permit, concession, franchise, license or any other material contract agreement, arrangement or understanding, to which it is a party or by which it or any of its properties or assets is bound, except as set forth in Schedule 3.18(a) and except for violations or defaults that would
             ----------------
not, individually or in the aggregate, result in a material adverse effect to the Trust or the Company.

          (b) None of the Trust, the Company or any Subsidiary of either of them is subject to any indebtedness. For purposes of this Agreement, "indebtedness"
                                                                  ------------
shall mean, with respect to any person, without duplication, (a) all indebtedness of such person for borrowed money, whether secured or unsecured,
(b) all obligations of such person under conditional sale or other title retention agreements relating to property purchased by such person, (c) all capitalized lease obligations of such person, (d) all obligations of such person under interest rate or currency hedging transactions (valued at the termination value thereof) and (e) all guarantees of such person of any such indebtedness of any other person.

     3.19 Vote Required.  The affirmative vote of at least two-thirds of the
          -------------
outstanding shares of beneficial interest of the Trust and of at least a majority of the outstanding shares of Common Stock of the Company are the only votes of the holders of any class or series of the Trust's or Company's capital stock necessary (under applicable law or otherwise) to approve this Agreement and the transactions contemplated hereby.

     3.20 Transactions with Affiliates.  Except for such items set forth in
          ----------------------------
the SEC Documents, set forth in Schedule 3.20 is a list of all arrangements,
                                -------------
agreements, and contracts entered into by the Trust, the Company or any Subsidiary of either of them with (i) any person who is an officer, director or affiliate of the Trust, the Company or any Subsidiary of either of them, any relative of any of the foregoing or any entity of which any of the foregoing is an affiliate or (ii) any person who acquired securities of the Trust in a private placement. Such documents, copies of all of which have previously been delivered or made available to the Purchasers, are listed in Schedule 3.20.
                                                             -------------

     3.21 Proxy Statement.  None of the Proxy Statement (as defined in Section
          ---------------
4.2), if required under applicable law, or any other document filed or to be filed by or on behalf of the Trust or the Company with the SEC or any other governmental authority or any other document required to be prepared and distributed in connection with the transactions contemplated hereby will contain when filed, or shall contain, at the respective time filed with the SEC or other governmental authority, and, in addition in the case of the Proxy Statement, if required under applicable law, at the date it or any amendment or supplement thereto is mailed to shareholders of the Trust or Company to solicit the vote of such shareholders on the PCT Merger and the issuance of the Shares, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing shall not apply to information supplied by the Purchasers in writing specifically for inclusion or incorporation by reference in any such document. The Proxy Statement, if required under applicable law, shall comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

     3.22 REIT Qualification.  For its taxable year ending July 31, 1989 and at
          ------------------
all times thereafter up to and including the date hereof, the Trust (i) has qualified to be treated as a REIT within the meaning of Sections 856-860 of the Code, including, without limitation, the requirements of Sections 856 and 857 of the Code, (ii) has operated, and intends to continue to operate through the Closing Date in such a manner as to qualify as a REIT for its taxable year ending December 31, 1998 and (iii) has not taken or failed to take any action which could result in a challenge to its status as a REIT and no such challenge is pending or threatened. For the periods described in the preceding sentence, the Trust has met all requirements necessary to be treated as a REIT for purposes of the income tax provisions of those states in which the Trust is subject to income tax and which provide for the taxation of a REIT in a manner similar to the treatment of REITs under Sections 856-860 of the Code.

     3.23 No Other Agreements to Sell.  Except pursuant to the Transaction
          ---------------------------
Documents or as set forth on Schedule 3.23, neither the Trust nor the Company
                             -------------
has made any agreement with, nor will it enter into any agreement with, and it does not have any obligation (absolute or contingent) to, any other person or firm to sell, transfer or in any way encumber any of its properties or assets or to enter into any agreement with respect to a sale, transfer or encumbrance of, or put or call right with respect to, any of its properties or assets.

     3.24 Insurance.  The Trust and the Company, and the Subsidiaries of each
          ---------
of them, carry or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective business and the value of their assets and as is customary for companies engaged in similar businesses in similar industries; none of the Trust, the Company or any Subsidiary of either of them has received from any insurance company notice of any material defects or deficiencies affecting the insurability of any such assets and operations.

     3.25 Unlawful payments.  To the knowledge of the Trust and the Company,
          -----------------
none of the Trust, the Company or any Subsidiary of either of them, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Trust, the Company or any Subsidiary of either of them, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

     3.26 Real Property.  To the knowledge of the Trust and the Company, except
          -------------
as disclosed in the Environmental Reports (as defined below) or on Schedule
                                                                   --------
3.26, (i) the properties of the Trust and the Company are not in violation of
----
any Environmental Laws (as defined below), (ii) no written notices of any violation or alleged violation of any Environmental Laws relating to such properties or their use have been received by the Trust or the Company, whether such notices relate to actions or omissions by the Trust or the Company or by a prior owner, operator or occupant of the applicable property and (iii) there are no writs, injunctions, decrees, orders or judgments outstanding or any claims, actions, investigations or other proceedings, whether civil or criminal, at law or in equity or before any arbitrator or governmental entity ("Environmental
                                                               -------------
Claims"), pending or threatened in writing, relating to any violation or alleged
------
violation of any Environmental Laws relating to such properties or their use, except for violations or Environmental Claims that individually or in the aggregate would not have a material adverse effect on the financial condition or results of operations of the Trust or the Company.

     For the purposes hereof:

     "Environmental Laws" shall mean federal, state, local or administrative
      ------------------
agency ordinance, law, rule, regulation, order or requirement relating to environmental conditions or Hazardous Material, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sections 9601 et seq.; Resource Conservation and Recovery Act, 42 U.S.C.
                     -- ---
Sections 6901 et seq.; Federal Water Pollution Control Act, 33 U.S.C. Sections
              -- ---
1251 et seq.; Clean Air Act, 42 U.S.C. Sections 7401 et seq.; Hazardous
     -- ---                                          -- ---
Materials Transportation Act, 49 U.S.C. Sections 1471 et seq.; Toxic Substances
                                                      -- ---
Control Act, 15 U.S.C. Sections 2601 et seq.; Refuse Act, 33 U.S.C. Sections 407
                                     -- ---
et seq.; Emergency Planning and Community Right-To-Know Act, 42 U.S.C. Sections
-- ---
11001 et seq.; and Occupational Safety and Health Act, 29 U.S.C. Sections 65 et
      -- ---                                                                 --
seq., to the extent it includes the emission of any Hazardous Material;
---

     "Hazardous Material," shall mean any substance, chemical, waste or other
      ------------------
material which is listed, defined or otherwise identified as "hazardous" or "toxic" under any Environmental Laws, including without limitation or any regulation, order, rule or requirement adopted thereunder, as well as any formaldehyde, urea, polychlorinated biphenyls, petroleum, petroleum product or by-product, crude oil, natural gas, natural gas liquids, liquefied natural gas or synthetic gas usable for fuel or mixture thereof, radon, asbestos and "source," "special nuclear," and "by-product" material as defined in the Atomic Energy Act of 1985, 42 U.S.C. Sections 3011 et seq.;
                                            -- ---

     "Environmental Reports," as used in this Agreement, shall mean written
      ---------------------
Phase I, Phase II or other similar environmental assessment reports, evidencing the results of certain environmental assessments performed for the purpose of assessing the environmental condition of the properties of the Trust or the Company, in the possession or control of the Trust or the Company or its affiliates.

     3.27 Disclosure. The representations, warranties and statements contained
          ----------
in this Agreement and in the Transaction Documents, and in the certificates, exhibits and schedules delivered by the Company and the Trust to the Purchasers pursuant to this Agreement or any of the Transaction Documents, do not contain any untrue statement of a material fact, and, when taken together, do not omit to state a material fact required to be stated therein or necessary in order to make such representations, warranties or statements not misleading in light of the circumstances under which they were made. There are no facts (other than changes in general economic or market conditions) which presently or can reasonably be expected to in the future have a material adverse effect on the condition (financial or otherwise), properties, assets, liabilities, business, operations or prospects of the Trust or the Company.


                                  ARTICLE IV
                                   COVENANTS

     4.1 Conduct of the Business of the Trust and the Company.  The Trust and
         ----------------------------------------------------
the Company covenant and agree that between the Effective Date and the Closing Date, unless the Purchasers have consented (such consent not to be unreasonably withheld, conditioned or delayed) in writing to any other act or omission, the Trust and the Company shall perform or observe the following:

          (a) The Company and the Trust shall, and shall cause each of its Subsidiaries and affiliates to, conduct their operations according to their usual, regular and ordinary course in substantially the same manner as heretofore conducted.

          (b) Neither the Company nor the Trust shall amend its respective articles of incorporation, bylaws, declaration of trust or other charter document, except as contemplated by the Transaction Documents.

          (c) Neither the Company nor the Trust shall (except as required by the Transaction Documents), issue any interests or shares of its capital stock, effect any stock split, reverse stock split, stock dividend, recapitalization or similar transaction.

          (d) Neither the Company nor the Trust shall (i) declare, set aside or pay any dividend or make any other distribution or payment with respect to any shares of its capital stock (other than the distribution of the net proceeds from the sale of the Cincinnati Property and cash on hand as of the Effective Date or as contemplated by the Transaction Documents) or (ii) directly or indirectly redeem, purchase or otherwise acquire any shares of its capital stock or capital stock of any of its affiliates, or make any commitments for any such action.

          (e) Neither the Company nor the Trust shall, and shall not permit, any of its respective Subsidiaries or their respective affiliates to, sell or otherwise dispose of, except in the ordinary course or business, any of their assets that are material, individually or in the aggregate (other than as indicated on Schedule 3.23 or as otherwise contemplated by the Transaction
             -------------
Documents).

          (f) Neither the Company nor the Trust shall, and shall not permit any of its respective Subsidiaries or affiliates to, make any loans, advances or capital contributions to, or investments in, any unaffiliated third party other than contemplated by this Agreement or in the ordinary course of business consistent with past practice.

          (g) Neither the Company nor the Trust shall make any tax election (unless required by law or necessary to preserve the Trust's or, following the consummation of the transactions contemplated by the Transaction Documents, the Company's status as a REIT or the status of any Subsidiary as a partnership for federal income tax purposes).

          (h) Neither the Company nor the Trust shall (i) change in any material manner any of its methods, principles or practices of accounting in effect at the Effective Date, or (ii) make or rescind any express or deemed election relating to Taxes, settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, except in the case of settlements or compromises, relating to Taxes on real property in an amount not to exceed, individually or in the aggregate, $50,000, or change any of its methods of reporting income or deductions for federal income tax purposes from those employed in preparation of its federal income tax return for the most recently completed taxable year except, in the case of clause (i), as may be required by the SEC, applicable law or GAAP.

          (i) Neither the Company nor the Trust shall, except as provided in this Agreement, adopt any new employee benefit plan, incentive plan, severance plan, stock option or similar plan, grant new stock appreciation rights or amend any existing plan or rights, except such changes as are required by law.

          (j) Neither the Company nor the Trust shall enter into or amend or otherwise modify any agreement or arrangement with persons that are affiliates or, as of the Effective Date, are executive officers, directors or Trustees of the Company, the Trust or any Subsidiary.

          (k) Neither the Company nor the Trust shall, and shall not permit any of its respective Subsidiaries or affiliates to, pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) of the Company included in the Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 or incurred in the ordinary course of business consistent with past practice or obligations referred to in Section 5.4 of the PCT Merger Agreement.

          (l) Except as contemplated by the Transaction Documents, neither the Company nor the Trust shall merge or consolidate with any person.

          (m) Neither the Company nor the Trust shall, and shall not permit any of their respective Subsidiaries or affiliates to, enter into any commitments that, individually or in the aggregate, may result in total payments or liability by or to the Company or the Trust in excess of $10,000, other than commitments entered into in the ordinary course of business consistent with past practice.

          (n) The Trust shall and, following the consummation of the PCT Merger, the Company, shall continue to qualify as a real estate investment trust for federal income tax purposes.

      4.2 Proxy Statement; Special Meeting.  The Trust and the Company shall
          --------------------------------
file with the SEC within forty-five (45) days of the Effective Date a proxy statement (the "Proxy Statement") under the
                ---------------

Exchange Act with respect to the Special Meeting (as defined below) and will cause the Proxy Statement to comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations promulgated thereunder. The Purchasers will cooperate with the Company in the preparation of the Proxy Statement and to provide the Company with such information as the Company may reasonably request. In connection with the issuance of the Shares and the approval of the PCT Merger, the Trust, acting through its Board of Trustees, shall, as required under and in accordance with the regulations of the American Stock Exchange, duly call, give notice of, convene and hold a special meeting of shareholders (the "Special Meeting") as
                                                         ---------------
soon as practicable after the Proxy Statement is cleared by the SEC, for the purpose of voting upon the approval of such issuance and the PCT Merger. The Trust and the Company shall include in the Proxy Statement the recommendation of its Board of Trustees and its Board of Directors, respectively, that shareholders vote in favor of approval of such issuance and the PCT Merger.

     4.3  Sale of Real Property.
          ---------------------

          (a) In the event the Trust enters into an agreement relating to the sale of land underlying the Cincinnati Marriott and the subordinate leasehold mortgages thereon (the "Cincinnati Property") prior to the Closing, such
                        -------------------
agreement shall be substantially in the form of Exhibit B attached hereto.  In
                                                ---------
the event such agreement is not substantially in the form of Exhibit B, the
                                                             ---------
Purchasers must consent to the form of such agreement, such consent not to be unreasonably withheld.

          (b) In the event the sale of the Cincinnati Property is consummated prior to the Closing, the Trust and the Company shall cause an amount equal to $300,000 to be invested in one or more investments identified on Schedule 4.3
                                                                 ------------
attached hereto.

     4.4  Other Actions.  Each of the Purchasers, on the one hand, and the
          -------------
Company and the Trust, on the other hand, shall not take, and shall use commercially reasonable efforts to cause its respective Subsidiaries to refrain from taking, any action that would result in (i) any of the representations and warranties of such party set forth in this Agreement that are qualified as to materiality becoming untrue, (ii) any of such representations and warranties that are not so qualified becoming untrue in any material respect or (iii) any of the conditions precedent to Closing set forth in Article 6 not being satisfied.

     4.5  Cooperation.  Subject to the terms and conditions herein provided, the
          -----------
parties to this Agreement shall (a) use their best efforts to cooperate with each other in (i) determining which filings are required to be made prior to the Closing Date with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Closing Date from governmental authorities and (ii) timely making all such filings and timely seeking all such consents, approvals, permits or authorizations; (b) use their best efforts to obtain in writing any consents required from third parties necessary to effectuate the transactions contemplated hereby; and (c) use their best efforts to take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement. If, at any time after the Closing Date, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper officers and directors and other duly authorized representatives of the parties shall take all such necessary action.

     4.6  Public Announcements.  The initial press release relating to this
          --------------------
Agreement shall be a joint press release, approved by all parties and thereafter the parties shall, subject to their respective legal obligations (including requirements of stock exchanges and similar regulating bodies), consult with each other, and use reasonable efforts to agree upon the text of any press release, before issuing any such press release or otherwise making public statements with respect to the transactions contemplated hereby and in making any filing with any federal or state governmental or regulatory agency of with any national securities exchange with respect thereto.

     4.7  Government Filings.  The Company shall use its best efforts to make,
          ------------------
prior to the Closing Date, all necessary filings with all governmental authorities to carry out the transactions contemplated by this Agreement and will pay, subject to Section 11.10, all expenses incident thereto.

     4.8  Listing of Shares.  Subject to the consent of the American Stock
          -----------------
Exchange regarding continued listing of the Company's Shares, the Company shall, as promptly as practicable following the Effective Date, prepare and file with the American Stock Exchange a listing application covering the Shares to be issued hereunder and shall use its reasonable commercial efforts to obtain, prior to the Closing Date, approval of the listing of such Shares, subject to official notice of issuance. The obligations of this Section 4.8 shall survive the Closing.

     4.9  Registration of Shares.  The Company and the Purchasers shall enter
          ----------------------
into a registration rights agreement (the "Registration Rights Agreement"),
                                           -----------------------------
substantially in the form of Exhibit C, on or prior to the Closing Date.
                             ---------

     4.10 Option Plans; Options.  The Trust shall terminate all stock option
          ---------------------
plans and deferred compensation plans, including without limitation, the Trust's 1992 Employee Stock Option Plan and the Trust's 1994 Stock Option Plan for Non-Employee Trustees and all options outstanding under such plans shall be canceled.

     4.11 Benefits Plans.  Subject to applicable law, the Trust shall take all
          --------------
action necessary to cause all Benefit Plans identified on Schedule 3.17 to
                                                          -------------
terminate as of the Closing.

     4.12 Rights Agreement.  The Trustees shall take all action necessary to
          ----------------
cause the Rights Agreement to terminate immediately following the Closing.

     4.13 Resignation of Trustees.  The Trust shall accept the resignation of
          -----------------------
all of the Trustees of the Trust, effective upon the consummation of the PCT Merger.

     4.14 Charter and By-laws of the Company. The Company shall amend and
          ----------------------------------
restate its charter and by-laws substantially in the form attached hereto as

Exhibit D and Exhibit E, respectively.
---------     ---------

    4.15  FYA Merger Agreement and PCT LP Merger Agreement.  Each of the General
          ------------------------------------------------
Partners of FYA shall recommend that the limited partners of FYA vote in favor of approval of the FYA Merger Agreement. The General Partner of BPPH shall recommend that the limited partners of BPPH vote in favor of (i) approval of the FYA Merger Agreement and (ii) approval of the PCT LP Merger Agreement. Such General Partners shall use commercially reasonable efforts in making such recommendations.

     4.16 No Solicitation.  Except with respect to the properties that are
          ---------------
listed on or are the subject of the agreements identified on Schedule 3.23 and
                                                             -------------
pursuant to the Transaction Documents, neither the Trust nor the Company shall directly or indirectly, enter into, solicit, initiate or continue any discussions or negotiations with, or encourage or respond to any inquiries or proposals by, or participate in any negotiations with, or provide any information to, or otherwise cooperate in any other way with, any person or entity concerning any sale of all or a portion of the Company's or Trust's assets, or any merger, consolidation, liquidation, dissolution or similar transaction involving the Company or the Trust.

     4.17  Confidentiality. The Purchasers shall ensure that all confidential
           ---------------
information which each such party or any of its respective representatives may now possess or may hereafter create or obtain relating to the Company or the Trust, the transactions contemplated hereby or the financial condition, results of operations, business, properties, assets, liabilities or future prospects of the Company or the Trust, shall not be published, disclosed or made accessible by any of them without the prior written consent of the Company and the Trust; provided, however, that the restrictions of this sentence shall not apply: (i)
--------  -------
to the extent the disclosure may otherwise be required by applicable law, court process or by obligations pursuant to any listing agreement with any national securities exchange or (ii) to the extent such information shall have otherwise become publicly available.

     4.18  Time of Closing.  Each of the parties hereto shall use its best
           ---------------
efforts to consummate the transactions contemplated hereby on or prior to the Closing Date.

     4.19  Additional Property Acquisitions.  The parties acknowledge that,
           --------------------------------
pursuant to the FYA Merger Agreement and the PCT LP Merger Agreement, each of which shall have been executed prior to Closing, PCT LP will own certain real properties. The parties understand that affiliated parties of the Purchasers may wish, prior to Closing, to enter into agreements with the appropriate entities to contribute, following the Closing, additional real properties to PCT LP in exchange for the issuance of units of partnership interest in PCT LP. The Trust and the Company agree that they will not unreasonably withhold their consent to such contribution and will negotiate in good faith with any such parties with respect to the terms and conditions of such potential contributions on a basis comparable to the terms and conditions of the Transaction Documents.

                                   ARTICLE V
                                    CLOSING

     5.1   Deliveries at the Closing by the Purchasers.  At the Closing, the
           -------------------------------------------
Purchasers will deliver or cause to be delivered to the Company the following and, where appropriate, duly executed on behalf of all necessary parties thereto other than the Trust and the Company:

          (a)  The Aggregate Purchase Price as described in Section 1.2.

          (b) Affidavits and other instruments, including but not limited to all organizational documents of the Purchasers and their general partners, as applicable, including partnership agreements, operating agreements, bylaws, articles of incorporation and certificates of good standing and/or existence reasonably requested by the Company evidencing the power and authority of such entities to enter into and perform this Agreement and any documents to be delivered hereunder.

          (c) A certificate executed by each Purchaser, or a duly authorized representative of such Purchaser, as applicable, stating that the representations and warranties made by such Purchaser in this Agreement are true and correct in all material respects as of the Closing Date, or if there have been any changes, a description thereof.

          (d) Such other documents as may be reasonably required or appropriate to effectuate the consummation of the transactions contemplated by this Agreement.

     5.2  Deliveries at the Closing by Trust and the Company.  At the Closing,
          --------------------------------------------------
the Trust and the Company shall deliver or cause to be delivered by authorized officers of the Trust and the Company to the

Purchasers the following and, where appropriate, duly executed by all necessary parties thereto other than the Purchasers:

          (a) The certificates representing Shares to be issued at the Closing properly issued to the appropriate party.

          (b) A certificate executed by a duly authorized representative of each of the Trust and the Company, executed on behalf of such entity and not individually, stating that the representations and warranties made by the Trust and the Company in this Agreement are true and correct in all material respects as of the Closing Date, or if there have been any changes, a description thereof.

          (c) Affidavits and other instruments, including but not limited to all organizational documents of the Trust and the Company including Declaration of Trust, articles of organization, and certificates of good standing and existence, reasonably requested by the Purchasers evidencing the power and authority of the Trust and the Company to enter into and perform this Agreement and any documents to be delivered hereunder.

          (d) An opinion from Paul, Weiss, Rifkind, Wharton & Garrison, dated as of the Closing Date, in the form attached hereto as Exhibit F. In rendering such opinion, Paul, Weiss, Rifkind, Wharton & Garrison may require and rely upon customary assumptions, representations and covenants including those contained in certificates of officers of the Trust and others, reasonably satisfactory in form and substance to such counsel. Such opinion shall include a provision that expressly permits counsel for the Company to rely on such opinion on and after the Closing Date.

          (e)  The Registration Rights Agreement pursuant to Section 4.9.

          (f) Such other documents as may be reasonably required or appropriate to effectuate the consummation of the transactions contemplated by this Agreement.


                                  ARTICLE VI
                        CONDITIONS PRECEDENT TO CLOSING

     6.1   Conditions to Obligations of the Purchasers.  The obligations of the
           -------------------------------------------
Purchasers to pay the Aggregate Purchase Price and to perform the other covenants and obligations to be performed by the Purchasers on the Closing Date shall be subject to satisfaction of the following conditions (all or any of which may be waived, in whole or in part, by the Purchasers):

          (a) The representations and warranties made by the Trust and the Company herein shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of the Closing Date; provided, however, that a failure of any representations or warranties to be true and correct in all material respects shall not give rise to a claim or right of termination by the Purchasers hereunder so long as such matters do not have a material adverse effect on the transactions contemplated herein.

          (b) The Trust and the Company shall have executed and delivered to the Purchasers all of the items and documents provided herein for said delivery.

          (c) The Trust and the Company shall have performed all covenants and obligations undertaken by the Trust and the Company herein in all material respects and materially complied with all conditions required by this Agreement to be performed or complied with by them on or before the Closing Date.

          (d) The Trust shall have been taxed as a real estate investment trust in its most recent federal income tax return, shall be in compliance with all applicable laws, rules and regulations, including the Code, necessary to permit it to be so taxed and the statements set forth in subsection (i), (ii) and (iii) of Section 3.22 shall be true and correct through the Closing Date. The Trust shall not have taken any action or have failed to take any action which could be expected to, alone or in conjunction with any other factors, result in the loss of its (or following the consummation of the transactions contemplated by the Transaction Documents, the Company's) status as a real estate investment trust for federal income tax purposes.

          (e) Except those actions contemplated by the Transaction Documents, including, but not limited to, the consummation of any agreement listed on
Schedule 3.23, from the date of this Agreement through the Closing Date, there
-------------
shall not have occurred any changes concerning the Trust or the Company that, when combined with all other changes, have had or would reasonably be expected likely to have a material adverse effect on the Trust or the Company.

          (f) The charter and by-laws of the Company in effect immediately prior to the Closing shall be substantially the charter and by-laws attached hereto as Exhibit D and Exhibit E, respectively .
          ---------     ---------

          (g) The following agreements shall have been terminated in accordance with their terms and no party shall have any further rights or obligations thereunder: (i) Incentive Compensation Agreement made as of August 25, 1995 by and between the Trust and Robert M. Melzer, Termination Agreement made as of October 19, 1992 by and between the Trust and Robert M. Melzer, as amended; (ii) Termination Agreement made as of October 19, 1992 by and between the Trust and William A. Bonn, as amended; and (iii) Subcontract and Option Agreement made as of August 1, 1992 by and between PCA Institutional Investors and the Trust.

          (h) All conditions to closing set forth in Article 5 of the PCT Merger Agreement as in effect on the date hereof shall have been satisfied; provided, however, that no such conditions shall have been waived by either party to such agreement without the consent of the Purchasers.

          (i) The partners of FYA and BPPH shall have approved, pursuant to the terms of their respective partnership agreements, the FYA Merger Agreement and the partners of BPPH shall have approved, pursuant to the terms of its partnership agreement, the PCT LP Merger Agreement and such partners shall have executed the necessary addendums to such agreements.

          (j) Articles of Merger to effect the PCT Merger shall have been filed with and accepted for recording by the Department of Assessments and Taxation of the State of Maryland or as otherwise required under the Maryland General Corporation Law.

     6.2  Conditions to Obligations of the Trust and the Company.  The
          ------------------------------------------------------
obligations of the Company to issue the Shares and the Trust's and the Company's obligation to perform the other covenants and obligations to be performed by the Trust and the Company on the Closing Date shall be subject to satisfaction of the following conditions (all or any of which may be waived, in whole or in part, by the Trust and the Company):

          (a) The representations and warranties made by the Purchasers herein shall be true and correct in all material respects with the same force and effect as though such representations and warranties had been made on and as of the Closing Date; provided, however, that a failure of a representation or warranty to be true and correct in all material respects shall not give rise to a claim or right of termination by the Trust or the Company hereunder so long as such matters do not have a material adverse effect on the transactions contemplated herein.

          (b) The Purchasers shall have performed all covenants and obligations undertaken by the Purchasers herein in all material respects and materially complied with all conditions required by this Agreement to be performed or complied with by them on or before the Closing Date.

          (c) From the date of this Agreement through the Closing Date, there shall not have occurred any changes concerning the Purchasers that, when combined with all other changes, have had or would reasonably be expected likely to have a material adverse effect on the Purchasers.

          (d) The Purchasers shall have executed and delivered to the Trust and the Company all of the items and documents provided herein for said delivery.

          (e) Articles of Merger to effect the PCT Merger shall have been filed with and accepted for recording by the Department of Assessments and Taxation of the State of Maryland or as otherwise required under the Maryland General Corporation Law.

          (f) Since December 31, 1997, there shall not have occurred any material adverse change to FYA's financial condition, results of operation or otherwise that would materially impair the ability of FYA to perform its obligations hereunder.

          (g) The PCT Merger Agreement shall have been approved by the holders of two-thirds of the shares of beneficial interest of the Trust.

                                   ARTICLE 7
                                INDEMNIFICATION

     7.1  Indemnification by the Trust and the Company.  The Trust and the
          --------------------------------------------
Company jointly and severally agree subsequent to the Closing to indemnify and hold the Purchasers and their respective Subsidiaries and affiliates and persons serving as officers, directors, partners, stockholders or employees thereof (individually a "Purchaser Indemnified Party" and collectively the "Purchaser
                 ---------------------------                        ---------
Indemnified Parties") harmless from and against any damages, liabilities, losses
-------------------
(including, without limitation, diminution in value), taxes, fines, penalties, costs, and expenses (including, without limitation, reasonable fees of counsel) of any kind or nature whatsoever (whether or not arising out of third-party claims and including all amounts paid in investigation, defense or settlement of the foregoing), which may be sustained or suffered by any of them arising out of or based upon any breach of any representation, warranty or covenant of the Company or the Trust under this Agreement or under any other Transaction Document, or in any certificate, schedule or exhibit delivered pursuant hereto or thereto, or by reason of any claim, action or proceeding asserted or instituted growing out of any matter or thing constituting such a breach.

     7.2  Indemnification by the Purchasers. Each Purchaser agrees to indemnify
          ---------------------------------
and hold the Company and the Trust and their respective trustees, directors, officers, employees, agents and shareholders (in connection with the affairs of the Trust) harmless from and against any damages, liabilities, losses, taxes, fines, penalties, costs and expenses (including, without limitation, reasonable fees of counsel) of any kind or nature whatsoever (whether or not arising out of third-party claims and including all amounts paid in investigation, defense or settlement of the foregoing) which may be sustained or suffered by the Company or the Trust arising out of or based upon any breach of any representation, warranty or covenant made by such Purchaser in this Agreement or in any agreement, document or instrument contemplated hereby, or in any certificate, schedule or exhibit delivered pursuant hereto or thereto, or by reason of any claim, action or proceeding asserted or instituted growing out of any matter or thing constituting such a breach.

     7.3   Notice; Defense of Claims.  An indemnified party may make claims for
           -------------------------
indemnification hereunder by giving written notice thereof to the indemnifying party within the period in which indemnification claims can be made hereunder. If indemnification is sought for a claim or liability asserted by a third party, the indemnified party shall also give written notice thereof to the indemnifying party promptly after it receives notice of the claim or liability being asserted, but the failure to do so shall not relieve the indemnifying party from any liability except to the extent that it is prejudiced by the failure or delay in giving such notice. Such notice shall summarize the bases for the claim for indemnification and any claim or liability being asserted by a third party. Within twenty (20) days after receiving such notice the indemnifying party shall give written notice to the indemnified party stating whether it disputes the claim for indemnification and whether it will defend against any third party claim or liability at its own cost and expense. If the indemnifying party fails to give notice that it disputes an indemnification claim within twenty (20) days after receipt of notice thereof, it shall be deemed to have accepted and agreed to the claim, which shall become immediately due and payable. The indemnifying party shall be entitled to direct the defense against a third party claim or liability with counsel selected by it (subject to the consent of the indemnified party, which consent shall not be unreasonably withheld) as long as the indemnifying party is conducting a good faith and diligent defense. The indemnified party shall at all times have the right to fully participate in the defense of a third party claim or liability at its own expense directly or through counsel; provided, however, that if the named parties to the action or
                 --------  -------
proceeding include both the indemnifying party and the indemnified party and the indemnified party is advised that representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, the indemnified party may engage separate counsel at the expense of the indemnifying party. If no such notice of intent to dispute and defend a third party claim or liability is given by the indemnifying party, or if such good faith and diligent defense is not being or ceases to be conducted by the indemnifying party, the indemnified party shall have the right, at the expense of the indemnifying party, to undertake the defense of such claim or liability (with counsel selected by the indemnified party), and to compromise or settle it, exercising reasonable business judgment. If the third party claim or liability is one that by its nature cannot be defended solely by the indemnifying party, then the indemnified party shall make available such information and assistance as the indemnifying party may reasonably request and shall cooperate with the indemnifying party in such defense, at the expense of the indemnifying party.


                                 ARTICLE VIII
                                  NO BROKERS

     The Purchasers, the Trust and the Company covenant and agree one with the other that no real estate commissions, finders' fees or brokers' fees have been or will be incurred in connection with this Agreement or the transaction contemplated hereby.

                                  ARTICLE IX
                                  TERMINATION

     Section 9.1   Termination.  At any time prior to the Closing, this
                   -----------
Agreement may be terminated as follows:

          (a) by mutual written consent of all of the parties to this Agreement;

          (b) by the Purchasers, pursuant to written notice by the Purchasers to the Company, if (i) the Trust or the Company has failed to consummate the transactions contemplated by the Transaction Documents by the later of (x) September 30, 1998 and (y) following notice to the Trust and the expiration of a ten (10) day period; (ii) all other conditions to Closing, other than any condition within the control of the Company, have been satisfied or waived by the party entitled to waive the same; and (iii) the Purchasers have not (x) breached any representation or warranty contained herein or in any of the Transaction Documents except for such breaches that would not, individually or in the aggregate with any other such breaches, have a material adverse effect or
(y) failed to comply in all material respects with the covenants and agreements required to be complied with by the Purchasers pursuant to the Transactions Documents;

          (c) by the Trust, pursuant to written notice by the Trust to the Purchasers, if (i) the Purchasers have failed to consummate the transactions contemplated by the Transaction Documents by the later of (x) September 30, 1998 and (y) following notice to the Purchasers and the expiration of a ten (10) day period; (ii) all other conditions to Closing, other than any condition within the control of the Purchasers, have been satisfied or waived by the party entitled to waive the same; and (iii) neither the Trust nor the Company has (x) breached any representation or warranty contained herein or in any of the Transaction Documents except for such breaches that would not, individually or in the aggregate with any other such breaches, have a material adverse effect, or (y) failed to comply in all material respects with the covenants and agreements required to be complied with by the Trust and the Company pursuant to the Transaction Documents; or

          (d) by the Trust or the Purchasers, if FYA shall have failed to obtain any required approvals under its partnership agreement and/or BPPH shall have failed to obtain any required approvals under its partnership agreement.

     Section 9.2   Effect of Termination.  In the event of termination pursuant
                   ---------------------
to this Article 9, the rights and obligations of the parties under this Agreement shall cease; provided, however, that the provisions of Section 4.6 and
                       --------  -------
Section 11.10 shall survive such termination. Notwithstanding anything herein to the contrary, (i) if this Agreement is terminated pursuant to Section 9.1(c), then promptly following such termination, the Purchasers shall pay to the Trust, in addition to any amounts payable pursuant to Section 11.10, an amount equal to $250,000 (the "Termination Fee") as liquidated damages hereunder, (ii) if this Agreement is terminated pursuant to Section 9.1(b), then promptly following such termination, the Trust and the Company shall pay to the Purchasers the Termination Fee as liquidated damages hereunder, and (iii) if this Agreement is terminated pursuant to Section 9.1(d), then promptly following such termination, the Purchasers shall pay to the Trust the Termination Fee as liquidated damages. The parties hereto expressly acknowledge and agree that, with respect to any termination of this Agreement pursuant to Section 9.1(d), the payment of any amount pursuant to Clause (iii) of this Section shall constitute liquidated damages with respect to any claim for damages or any other claim which the Trust would otherwise be entitled to assert against any of the Purchasers with respect to this Agreement and the transactions contemplated hereby and shall constitute the sole and exclusive remedy available to the Trust.

                                   ARTICLE X
                                    NOTICE

     All notices, demands, requests, or other writings in this Agreement provided to be given, made or sent, or which may be given, made or sent, by either party hereto to the other, shall be in writing and shall be delivered by depositing the same with any nationally recognized overnight delivery service, or by telecopy or fax machine, in either event with all transmittal fees prepaid, properly addressed, and sent to the following addresses:

     If to the Trust
     or the Company:                 Property Capital Trust
                                     101 Federal Street
                                     Boston, MA  02110
                                     Fax:  (617) 737-0228
                                     Attn: Robert M. Melzer

     with a copy to:                 Paul, Weiss, Rifkind, Wharton & Garrison
                                     1285 Avenue of the Americas
                                     New York, NY  10019-6064
                                     Fax:  (617) 373-2771
                                     Attn:  Walter F. Leinhardt

     If to the Purchasers:           The Beal Companies
                                     177 Milk Street
                                     Boston, MA  02109-3410
                                     Fax:  (617) 451-1801
                                     Attn:  Bruce A. Beal

     with a copy to:                 Goodwin, Procter & Hoar  LLP
                                     Exchange Place
                                     Boston, MA  02109
                                     Fax:  (617) 523-1231
                                     Attn:  David P. Ries, P.C.

or to such other address as either party may from time to time designate by written notice to the other. Notices given by (i) overnight delivery service as aforesaid shall be deemed received and effective on the first business day following such dispatch and (ii) telecopy or fax machine shall be deemed given at the time and on the date of machine transmittal provided same is sent prior to 5:00 p.m., Boston, Massachusetts time, on a business day (if sent later, then notice shall be deemed given on the next business day) and if the sending party receives a written send confirmation on its machine and forwards a copy thereof by regular mail accompanied by such notice or communication. Notices may be given by counsel for the parties described above, and such notices shall be deemed given by said party, for all purposes hereunder.

                                  ARTICLE XI
                                 MISCELLANEOUS

          11.1  Survival of Representation and Warranties.  Unless otherwise
                -----------------------------------------
expressly provided herein, the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing Date for a period of one (1) year.

          11.2  Entire Agreement; Succession and Assignment; No Third Party
                -----------------------------------------------------------
Rights.  This Agreement (including the documents referred to herein) constitutes
------
the entire agreement between the parties and supersedes any prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they related in any way to the subject matter hereof. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

          11.3  Amendment.   No amendment of any provision of this Agreement
                ---------
shall be valid unless the same shall be in writing and signed by each party hereto.

          11.4  Governing Law. This Agreement shall be governed by and construed
                -------------
in accordance with the domestic laws of The Commonwealth of Massachusetts without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Massachusetts.

          11.5  Headings. The section headings contained in this Agreement are
                --------
inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          11.6  Severability. Any term or provision of this Agreement that is
                ------------
invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

          11.7  Counterparts. This Agreement may be executed in one or more
                ------------
counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          11.8  Construction.  All references herein to any Section, or Exhibit
                ------------
shall be to the Sections of this Agreement and to the Exhibits annexed hereto unless the context clearly dictates otherwise. All of the Exhibits annexed hereto are, by this reference, incorporated herein.

          11.9  Representatives.  Any approval, consent, mutual satisfaction or
                ---------------
similar determination required to be made hereunder by the Purchasers or any person included within such term shall be granted exclusively by any one of the "Purchaser Representatives," who for purposes of this Agreement, until further
 -------------------------
notice to the Company Representative, shall be Bruce A. Beal and Robert L. Beal. Any approval, consent, mutual satisfaction or similar determination required to be made hereunder by the Company or the Trust shall be granted exclusively by the "Company Representative," who for purposes of this Agreement, until further
     ----------------------
notice to the Purchaser Representatives, shall be Robert M. Melzer.

          11.10  Expenses.
                 --------

                 (a) Except as set forth in subparagraph (b), each of the parties hereto will pay all fees and expenses incurred by such party in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereunder and thereunder.

                 (b) The Purchasers agree to reimburse the Trust for all reasonable legal expenses (excluding legal expenses relating to any litigation between any of the Purchasers and the Company or Trust relating to this Agreement, the other Transaction Documents or any transaction contemplated hereunder or thereunder) incurred by the Trust prior to the termination of this Agreement pursuant to Article 9, whether or not the transactions contemplated by this Agreement or the other Transaction Documents are consummated. Notwithstanding the foregoing, the Purchasers shall in no event be obligated to the Trust for legal expenses exceeding $150,000. In connection with the obligation of the Purchasers under this Section 11.10, Beal Properties Inc. has deposited $100,000 in an account designated by the Trust for the purpose of satisfying all or a portion of such obligation. In the event legal expenses of the Trust are less than $100,000 as of the earlier of (i) the termination of this Agreement pursuant to Article 9 and (ii) the consummation of the transactions contemplated under this Agreement, the Trust shall cause any remaining funds to be returned promptly to Beal Properties Inc.

          The provisions of this Section 11.10(b) shall survive the Closing.

          11.11  Interpretation.  Whenever used herein, the singular number
                 --------------
shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.

          11.12  Exculpation.  The parties to this Agreement acknowledge and
                 -----------
agree that the obligations of the Trust hereunder do not and shall not constitute personal obligations of the Trustees, officers, employees or shareholders of the Trust, or any of them, and shall not involve any claim against or personal liability on any of them, and the parties to this Agreement agree to look only to the assets of the Trust in respect thereof and not to seek recourse against such Trustees, officers, employees or shareholders or any of them or their personal assets for such satisfaction.


                   Remainder of Page Intentionally Left Blank

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

PURCHASERS:                       FRAMINGHAM YORK ASSOCIATES LIMITED PARTNERSHIP



                                  By:  /s/ Bruce A. Beal
                                       -----------------------------------------
                                       Bruce A. Beal, as General Partner



                                  By:  /s/ Robert L. Beal
                                       -----------------------------------------
                                       Robert L. Beal, as General Partner



TRUST:                            PROPERTY CAPITAL TRUST



                                  By:  /s/ Robert M. Melzer
                                       -----------------------------------------
                                       Robert M. Melzer, President and
                                       Chief Executive Officer


COMPANY:                          MARYLAND PROPERTY CAPITAL
                                  TRUST, INC.



                                  By:  /s/ Bruce A. Beal
                                       -----------------------------------------
                                       Bruce A. Beal, President

                                   SCHEDULES
                                   ---------

SCHEDULE 1.1
------------


Purchasers

     Framingham York Associates Limited Partnership

SCHEDULE 3.8
------------


Subsidiaries of the Trust:

     PCT Office Company

     PCT Biscayne Center, Inc.

     PCT Shopping Center Company

     PCT Clayton, Inc.

     PCT Friendship Avenue Office Company, Inc.

     PCT Biscayne Boulevard Partnership

SCHEDULE 3.10
-------------


     None

SCHEDULE 3.11
-------------


Issued and outstanding shares of beneficial interests of the Trust - 9,584,220.

Shares reserved for issuance upon exercise of options granted pursuant to the Trust's 1992 Employee Stock Option Plan - 144,900.

Shares reserved for issuance upon exercise of options granted pursuant to the Trust's 1994 Stock Option Plan for Non-Employee Trustees - 52,000. None of these will be exercised and management will deliver confirmation of cancellation of these options prior to the Effective Date.

SCHEDULE 3.16
-------------


     None

SCHEDULE 3.17
-------------

Bonus Annual Incentive Compenstaion Program as described in PCT's proxy dated 11/8/5 (p. 13)

Pension                      N/A

Profit-Sharing               PCT 401(k) Plan and Trust

Deferred compensation        N/A

Incentive compensation       Incentive Compensation Agreement between PCT and
                             Robert Melzer - 8/25/95.

Stock ownership              N/A

Stock purchase               N/A

Stock option plan            1994 Stock Option Plan for Non-Employee Trustees
                             1992 Employee Stock Option Plan

Phantom stock                N/A

Retirement                   N/A

Vacation                     Employee Handbook - 1/1/93

Severance                    Property Capital Trust Severance Plan (all
                             employees except Robert Melzer)

                             Termination Agreement - dated 10/19/92 and amended 8/25/95 (applies to Robert Melzer only)

Disability                   Employee Handbook - 1/1/93

Death benefit                Employee Handbook - 1/1/93

Hospitalization              N/A

Medical                      Employee Handbook - 1/1/93

Shareholders Rights Plan     Plan adopted 9/28/90

SCHEDULE 3.18
-------------

     None

SCHEDULE 3.20
-------------

     None

SCHEDULE 3.23
-------------

Letter dated February 4, 1998, between Property Capital Trust and Interstate Hotels Corporation regarding Cincinnati Marriott, Sharonville, Ohio and any subsequent agreements relating to such properties.

Property Capital Trust may sell or otherwise dispose of all office furniture and equipment and similar personal property and distribute the proceeds, if any, to Property Capital Trust's shareholders.

SCHEDULE 3.26
-------------

     None

SCHEDULE 4.3
------------

There shall be no restrictions on the nature of the investments made by Property Capital Trust except that if the merger shall not have occurred prior to either of June 30, 1998 and September 30, 1998, then the short-term investments of the Trust on such dates shall not be such as to cause the Trust to fail the 75% Asset Test.

                                   Exhibit A

                                Form of Joinder

     The undersigned hereby joins in the Investment Agreement (the "Agreement") dated as of June 18, 1998 by and among Framingham York Associates Limited Partnership, a Massachusetts limited partnership, Property Capital Trust, a Massachusetts business trust, and Maryland Property Capital Trust, Inc., a Maryland corporation and agrees that it/he/she shall have all of the rights and obligations of a Purchaser under the Agreement as if it/he/she had executed the Agreement as of the Effective Date.

     At the Closing, the undersigned will purchase from the Company, and the Company will issue and sell to the undersigned, the number of shares set forth opposite the undersigned's name on the attached Schedule 1.1 (which shall also
                                                ------------
be attached to the Agreement) and the undersigned will deliver to the Company the portion of the Aggregate Purchase Price set forth opposite the undersigned's name on Schedule 1.1.
        ------------

     In addition, the undersigned hereby makes, severally with respect to itself/himself/herself and not jointly, the representations and warranties contained in Article 2 of the Agreement.

     Any term used herein and not defined shall have the meaning ascribed to such term in the Agreement.



                              __________________________________
                              By:

                                               Exhibit C to Investment Agreement
                                               ---------------------------------

                                    FORM OF
                         REGISTRATION RIGHTS AGREEMENT
                          (Shares issued at Closing)


     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of
                                              ---------
____________, 1998 by and among Maryland Property Capital Trust, Inc., a Maryland corporation (the "Company"), and the Holders (as hereinafter defined).
                           -------

     This Agreement is made pursuant to a certain Investment Agreement (the

"Investment Agreement") dated June 18, 1998 and as amended on August 7, 1998 and
---------------------
October __, 1998 by and among the Purchasers (as such term is defined therein), Property Capital Trust, a Massachusetts business trust, and the Company. Pursuant to the Investment Agreement, the Company shall issue to the Purchasers on the date hereof (the "Closing Date") shares of the Company's common stock,
                         ------------
$.01 par value (the "Common Stock") issued without registration under the
                     ------------
Securities Act of 1933, as amended (the "Securities Act"). Following the Closing
                                         --------------
Date, FYA intends to distribute the shares of Common Stock held by it to its partners. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Investment Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. CERTAIN DEFINITIONS.
   -------------------

     As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "Holder" or "Holders" means any holder of outstanding Registrable Shares
      ------      -------
who is (i) a Purchaser; (ii) a partner of FYA; or (iii) any other Person to which the registration rights provided for in this Agreement shall have been properly assigned or otherwise transferred in accordance with Section 13 hereof.

     "Person" means a natural person, partnership (whether general or limited),
      ------
trust, estate, association, corporation, limited liability company, unincorporated organization, custodian, nominee or any other individual or entity in its own or representative capacity.

     "Prospectus" means the prospectus included in a Registration Statement,
      ----------
including any preliminary prospectus, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

     "Registrable Shares" means shares of Common Stock issued or to be issued to
      ------------------
the Holder upon the Closing Date, excluding (A) Common Stock for which a Registration Statement relating to the sale thereof shall have been declared effective under the Securities Act and which have been disposed of under such Registration Statement, (B) Common Stock sold pursuant to Rule 144 (or any successor provision) under the Securities Act or (C) Common

Stock eligible for sale pursuant to Rule 144(k) (or any successor provision) under the Securities Act.

     "Registration Expenses" means any and all expenses incident to performance
      ---------------------
of or compliance with this Agreement, including, without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. ("NASD")
                                                                          ----
registration or filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualification of any of the Registrable Shares and the preparation of a Blue Sky Memorandum) and compliance with the rules of NASD; (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing, if any, of the Registrable Shares on any securities exchange or exchanges pursuant to Section 3(i) hereof, and (v) the fees and disbursements of counsel for the Company and the independent public accountants of the Company, including the expenses of any special audit or "cold comfort" letters required by or incident to such performance and compliance. Registration Expenses shall specifically exclude underwriting discounts and commissions relating to the sale or disposition of Registrable Shares by a selling Holder, the fees and disbursement of counsel representing the selling Holder, and stamp, transfer, sales and similar taxes, if any, relating to the sale or disposition of Registrable Shares by a selling Holder, all of which shall be borne by such Holder in all cases.

     "Registration Statement" means any registration statement of the Company
      ----------------------
which covers the issuance or resale, as applicable, of any Registrable Shares on an appropriate form under Rule 415 promulgated under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

2. REGISTRATION.
   ------------

     (a)  Filing of a Shelf Registration Statement.  Subject to the conditions
          ----------------------------------------
set forth in this Agreement, and notwithstanding the last five (5) sentences of
Section 3(b), not later than the later to occur of (i) the 30th day following the date on which the Company becomes eligible to file a Registration Statement on Form S-3 or a similar "short form" registration statement or (ii) the first anniversary of the date hereof (the "Required Filing Date"), the Company shall
                                     --------------------
prepare and file with the Securities and Exchange Commission (the "SEC"), a "shelf" registration statement (the "Shelf Registration Statement") providing
                                     ----------------------------
for the sale by the Holders of the Registrable Shares in accordance with the terms hereof. Subject to the last five (5) sentences of Section 3(b), the Company shall use all commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective by the SEC no later than the date which is 45 days after the earlier of (i) the Required Filing Date or (ii) the date on which the Shelf Registration Statement is actually filed with the SEC and to keep such Shelf Registration Statement continuously effective for a period ending on the earliest of (a) the date on which such no Holder holds any of the Registrable Shares, (b) three (3) years after the date such Shelf Registration Statement was declared effective or (c) the date on which all of the Registrable Shares held by the Holders have become eligible for sale pursuant to Rule 144 (k) (or any successor provision) promulgated under the Securities Act (the "Shelf Expiration Date").
                     ---------------------

     (b)  Demand Registration.  (i) Subject to the conditions set forth in this
          -------------------
Agreement, at any time after the Shelf Expiration Date, and, in each case, while Registrable Shares are outstanding, any Holder or Holders of at least one-quarter ( 1/4) of the Registrable Shares issued on the Closing Date may request that the Company cause to be filed a Registration Statement providing for the sale by such Holders of all or part of such Holders' Registrable Shares in the manner specified in such request, including an underwritten offering in accordance with the terms hereof (each a "Demand Registration"). Within ten (10) days after
                          -------------------
receipt of a request for a Demand Registration, the Company shall promptly give written notice of such proposed registration to all other Holders. Such Holders shall have the right, by giving written notice to the Company within fifteen
(15) days after such notice referred to in the preceding sentence has been given by the Company to elect to have included in the Registration Statement pursuant to a Demand Registration such of their Registrable Shares as each Holder may request in such notice of election. Thereupon, the Company shall use all commercially reasonable efforts to cause such Registration Statement to be declared effective by the SEC for all Registrable Shares which the Company has been requested to register no later than ninety (90) days following the expiration of such fifteen (15) day period. The Company agrees to use all commercially reasonable efforts to keep the Registration Statement pursuant to a Demand Registration continuously effective until the earliest of (a) the date on which the Holders no longer hold any Registrable Shares registered under such Registration Statement, (b) the date on which the Registrable Shares are eligible for sale by the Holders pursuant to Rule 144(k) (or any successor provision) promulgated under the Securities Act or (c) the date which is six (6) months from the effective date of such Registration Statement; provided, however, that such six (6) month period shall be tolled during the period the Holders' disposition of Registrable Shares pursuant to a Demand Registration is suspended because of an event described in Section 3(b). The Company shall not be obligated under this Section 2(b): (i) to effect more than one Demand Registration in any twelve-month period, (ii) to effect more than three Demand Registrations, in the aggregate, on behalf of the Holders.

     (ii) If the method of disposition specified by the Holder or Holders requesting a Demand Registration shall be an underwritten public offering, the Company may designate the managing underwriter of such offering, subject to the approval of such Holder or Holders which approval shall not be unreasonably withheld, delayed or conditioned and shall, in connection therewith, (i) enter into agreements customary in connection therewith (including an underwriting agreement in customary form) and reasonably acceptable to the Company, (ii) promptly make available to the Holder or Holders all financial and other records as shall be reasonably necessary to enable them to exercise their due diligence responsibilities, (iii) furnish to each Holder and each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter of (A) an opinion or opinions of counsel to the Company and (B) a cold comfort letter or letters from the Company's independent public accountants and (iv) incorporate in a Prospectus supplement or post effective amendment such information as such managing underwriter or underwriters requests. If the managing underwriters advise the Company in writing that in their opinion the number of Registrable Shares requested to be included in such offering exceeds the maximum number which can be included in such offering (1) at a price reasonably related to the then current market value of the Company's Common Stock or (2) without adversely affecting the marketability of the offering (the "Maximum Number"), then the
                                                  --------------
Company will limit the number of Registrable Shares included in such offering to the Maximum Number, and the Registrable Shares offered shall be selected in the following order of priority (A) first, the Registrable Shares, if any, to be offered for the account of the Holders (including the Holder or Holders making the Demand Registration); provided, however, that such number of Registrable
                          --------  -------
Shares shall be reduced pro-rata on the basis of relative number of any Registrable Shares requested by each such Holder to be included in such registration to the extent necessary to reduce the total number of securities of the Holders offered to the Maximum Amount and (B) second, the securities the Company proposes to sell pursuant to Section 7.

     (c) Notwithstanding any thing to the contrary set forth herein, no Holder shall have any rights under this Section 2 to request the Company, and the Company shall have no obligation, to use all commercially reasonable efforts to cause a Registration Statement to be declared effective by the SEC at any time after the Common Stock issued to such Holder is (A) sold pursuant to Rule 144 (or any successor provision) under the Securities Act or (B) is eligible for sale pursuant to Rule 144(K) or any successor provision under the Securities Act.

     (d) If after a Demand Registration Statement has been declared effective, the offering of Registrable Shares pursuant to such Demand Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Demand Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Shares pursuant to such Demand Registration Statement may legally resume.

     (e) In the event that the Company shall default in its obligation to file a Registration Statement within the time period specified in Section 2(a) other than as a result of any act or omission of a Holder and a Holder shall be required to undertake any steps to cause the Company to comply with this Agreement with respect thereto following such default, the Company shall promptly reimburse such Holder for all reasonable out-of-pocket costs (including, without limitation, all reasonable attorneys' fees and expenses) incurred by such Holder in connection with the enforcement of the Company's obligation to so file (including the reasonable out-of-pocket costs of legal and other professional advice preparatory to such enforcement).

3.      REGISTRATION PROCEDURE.
        ----------------------

     Whenever required under Section 2 to use all commercially reasonable efforts to effect the registration of any Registrable Shares, the Company shall, to the extent applicable:

     (a) subject to the last five sentences of Section 3(b), prepare and file with the SEC a Registration Statement with respect to such Registrable Shares and use all commercially reasonable efforts to cause such Registration Statement to become and remain effective for the applicable period as provided in Section 2.

     (b) subject to the last five sentences of this Section 3(b), prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Shares throughout the applicable period. Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in the previous sentence, in Section 3(a), 3(d) or
Section 3(g) to the extent that (i) in the reasonable opinion of the Company (A) securities laws applicable to such sale would require the Company to disclose material non-public information ("Non-Public Information") and (B) the
                                  ---------- -----------
disclosure of such Non-Public Information would materially adversely affect the Company; (ii) such sale would occur during the measurement period for determining the amount of Common Stock in connection with the acquisition of a business or assets by the Company (the "Measurement Period"); or (iii) the
                                        ------------------
Company is contemplating an underwritten or non-underwritten public offering of its securities and in the reasonable opinion of the underwriters (or the Company, in the case of a non-underwritten public offering) such sale would interfere materially with such public offering by the Company (a "Financing
                                                                  ---------
Period"); and in the event of (i), (ii) or (iii) the Company simultaneously
------
delivers written notice to the Holders to the effect that the Holders may not make offers or sales under the applicable Registration Statement for a period not to exceed sixty (60) days from the date of such notice; provided, however,
                                                            --------  -------
that the Company may only deliver two such notices within any twelve-month period and shall not deliver such notices consecutively in any twelve-month period. In the event the sale by the Holders is suspended because of the existence of

Non-Public Information, the Company will notify the Holders promptly upon such Non-Public Information being included by the Company in a filing with the SEC, being otherwise disclosed to the public (other than through the action of any Holder), or ceasing to be material to the Company, and upon such notice being given by the Company, the Holders shall again, subject to the last paragraph of this Section 3, be entitled to sell Registrable Shares as provided herein. In the event the sale by the Holders is suspended because it is proposed to be made during the Measurement Period or the Financing Period, as applicable, the Company shall specify, in notifying the Holders of the suspension of the sale, when the Measurement Period or Financing Period, as applicable, will end, at which time the Holders shall again, subject to the last paragraph of this
Section 3, be entitled to sell Registrable Shares as provided herein. If the Measurement Period or the Financing Period, as applicable, is thereafter changed (but in no event to a date after the applicable sixty (60) day period), the Company will promptly notify the Holders of such change and upon the end of the Measurement Period or Financing Period as so changed, the Holders shall again, subject to the last paragraph of this Section 3, be entitled to sell Registrable Shares as provided herein. If an agreement to which such Measurement Period or Financing Period, as applicable, relates is terminated prior to the end of the Measurement Period or Financing Period, as applicable, the suspension period hereunder shall end immediately and the Company shall promptly notify the Holders of the end of the suspension period.

     (c) furnish to the Holders such numbers of copies of the Registration Statement and Prospectus included therein in conformity with the requirements of the Securities Act and such other documents and information as they may reasonably request.

     (d) use all commercially reasonable efforts to register or qualify, and maintain the registration and qualification of, the Registrable Shares covered by such Registration Statement under such other securities or "blue sky" laws of such jurisdictions within the United States and its territories as shall be reasonably appropriate for the distribution of the Registrable Shares covered by a Registration Statement; provided, however, that the Company shall not be
                          --------  -------
required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (d) be obligated to do so; and provided further, that the Company shall not be
                           -------- -------
required to subject itself to taxation in any jurisdiction or to qualify such Registrable Shares in any jurisdiction in which the securities regulatory authority requires that any Holder submit any of its Registrable Shares to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Shares in such jurisdiction unless such Holder agrees to do so.

     (e) promptly notify each Holder for whom Registrable Shares are covered by the applicable Registration Statement, and confirm in writing (i) when the Registration Statement and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to the Prospectus contained in such Registration Statement has been filed with the SEC, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, or the suspension of any qualification under "blue sky" laws, (iv) at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of an event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

     (f) use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment.

     (g) subject to the last five sentences of Section 3(b), upon the occurrence of any event contemplated by clause (iv) of Section 3(e), use all commercially reasonable efforts promptly to prepare and file an amendment or a supplement to the Prospectus contained in the applicable Registration Statement or any document incorporated in such Prospectus by reference or prepare, file and obtain effectiveness of a post-effective amendment to such Registration Statement, or file any other required document, in any case to the extent necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

     (h) otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the SEC.

     (i) use all commercially reasonable efforts to list the Registrable Shares covered by a Registration Statement with any securities exchange on which the Common Stock of the Company is then listed.

     (j) If the Company shall hereafter enter into any registration rights or similar agreement which grants any holder of Common Stock liquidated damages or similar penalties for failure of the Company to file a registration statement and/or cause a registration statement to become or remain effective with respect to such Common Stock, the Holders hereunder shall be entitle to comparable and proportionate rights and penalties (taking into account the relative number of shares of Common Stock) with respect to Registrable Shares then outstanding hereunder.

     In connection with and as a condition to the Company's obligations with respect to any Registration Statements required to be filed pursuant to Section 2 and this Section 3, each Holder agrees that (i) it will not offer or sell its Registrable Shares under any Registration Statement until it has received copies of the Prospectus as then supplemented or amended as contemplated by Section 3(c) and receives notice from the Company that the Registration Statement and any post-effective amendment thereto have become effective as contemplated in
Section 3(e), (ii) upon receipt of any notice from the Company contemplated by
Section 3(e)(iii), such Holder will forthwith discontinue disposition of the Registrable Shares pursuant to the applicable Registration Statement until the Company obtains the withdrawal of any order suspending the effectiveness of such Registration Statement, (iii) upon receipt of any notice from the Company contemplated by Section 3(b), such Holder will forthwith discontinue disposition of the Registrable Shares pursuant to the applicable Registration Statement until (a) the expiration of the Measurement Period or Financing Period, as applicable, or the receipt of a notice from the Company that the Non-Public Information has been included in a filing with the SEC or has otherwise been disclosed to the public or has ceased to be material to the Company as provided in Section 3(b) and (b) if applicable, the Holder receives copies of the supplemented or amended Prospectus contemplated by Section 3(g) and receives notice that any post-effective amendment has become effective, and (iv) upon receipt of any notice from the Company contemplated by Section 3(e)(iv) (in respect of the occurrence of an event contemplated therein), such Holder will forthwith discontinue disposition of the Registrable Shares pursuant to the applicable Registration Statement until such Holder receives copies of the supplemented or amended Prospectus contemplated by Section 3(g) and receives notice that any post-effective amendment has become effective, and in the case of clause (iii) and (iv) of this paragraph, if so directed by the Company, such Holder will deliver to the Company all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

4.     EXPENSES.
       --------

     The Company shall bear all Registration Expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement, except that each Holder shall be responsible for any brokerage or underwriting commissions relating and taxes of any kind (including, without limitation, stamp, transfer, sales and similar taxes) with respect to the sale, disposition or transfer of Registrable Shares sold by it and for any legal, accounting and other expenses incurred by it.

5.   INDEMNIFICATION BY THE COMPANY.
     ------------------------------

     (a) The Company agrees to indemnify each of the Holders, their respective officers, directors, employees, agents, representatives and affiliates, each other Person who participates as an underwriter in the offer or sale of Registrable Shares, and each Person, if any, that controls a Holder or any such underwriter within the meaning of the Securities Act against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable attorneys' fees, expenses and disbursements documented in writing), joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, (or actions or proceeding in respect thereof) costs or expenses arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement on the effective date thereof or any Prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained
                      --------  -------
in this Section 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, provided further that the Company shall not be
                            -------- -------
liable to any Holder, such Holder's directors, officers, employees, agents, representatives and affiliates or participating or controlling Person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company for use in connection with the Registration Statement or the Prospectus contained therein by such Holder, such Holder's directors, officers, employees, agents, representatives and affiliates or participating or controlling Person or (ii) such Holder's, such Holder's directors', officers', employees', agents', representatives' and affiliates' or participating or controlling Person's failure to send or give a copy of the final Prospectus furnished to it by the Company at or prior to the time such action is required by the Securities Act to the Person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus. The obligations of the Company under this Section 5 shall survive the completion of any offering of Registrable Shares pursuant to a Registration Statement under this Agreement or otherwise and shall survive the termination of this Agreement.

     (b) Each Holder requesting or joining in any Registration Statement severally and not jointly shall indemnify and hold harmless the Company, each of its directors, officers, employees, agents, representatives and affiliates, each Person, if any, who controls the Company within the meaning of the Securities Act, and each agent and any underwriter for the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities, costs and expenses (including without limitation reasonable attorneys' fees, expenses and disbursements documented in writing), to which the Company or any such director, officer, employee, agent, representative, affiliate, controlling Person, agent or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) costs, or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement or any Prospectus contained therein or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, (i) that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary or final prospectus, summary prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of such Holder for use in connection with such Registration Statement or the Prospectus contained therein or (ii) such Holder's failure to send or give a copy of the final prospectus furnished to it by the Company at or prior to the time such action is required by the Securities Act to the Person claiming an untrue statement or alleged untrue statement or omission if such statement or omission was corrected in the final prospectus; provided,
                                                                     --------
however, that the indemnity agreement contained in this Section 5(b) shall not
-------
apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder.

     (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this
Section 5, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party; provided, however, that an indemnified
                                       --------  -------
party shall have the right to retain its own counsel, with all fees and expenses thereof to be paid by such indemnified party, and to be apprised of all progress in any proceeding the defense of which has been assumed by the indemnifying party; and provided further, that in the event of a conflict of interest between
           -------- -------
an indemnifying party and an indemnified party, an indemnified party shall have the right to retain its own counsel, with all fees and expenses thereof to be paid by the indemnifying party. The failure to notify an indemnifying party promptly of the commencement of any such action, if and to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5. An indemnifying party shall be entitled to compromise or settle such action, without the consent of an indemnified party if such compromise or settlement shall dismiss the action without prejudice and shall consist solely of monetary payments and such indemnifying party shall make such payments, or with the consent of an indemnified party in all other cases. An indemnified party shall not compromise or settle any action without the consent of an indemnifying party.

     (d) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

6.   FURNISH INFORMATION: DELIVERY OF PROSPECTUS.
     -------------------------------------------

     (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Holders shall furnish to the Company such information regarding themselves, the Registrable Shares held by them, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

     (b) Each of the Holders hereby agrees to deliver or cause delivery of the Prospectus contained in the applicable Registration Statement to any purchaser of the shares covered by the Registration Statement from the Holder.

7.   ADDITIONAL SHARES.  The Company, at its option, may register, under any
     -----------------
Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued shares of Common Stock or any shares of Common Stock owned by any other shareholder or shareholders of the Company.

8.   UNDERWRITING REQUIREMENTS. In connection with any underwritten offering,
     -------------------------
the Company shall not be required under Section 2(c) to include Registrable Shares in such underwritten offering unless the Holders of such Registrable Shares accept the terms of the underwriting of such offering that have been reasonably agreed upon between the Company and the underwriters selected by the Company.

9.   NO OTHER OBLIGATION TO REGISTER. Except as otherwise expressly provided in
     -------------------------------
this Agreement, the Company shall have no obligation to the Holders to register the Registrable Shares under the Securities Act.

10.  RULE 144 SALES.  The Company covenants that it will use all commercially
     --------------
reasonable efforts to timely file the reports required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended, so as to enable the Holders to sell Registrable Shares pursuant to Rule 144 under the Securities Act. In connection with any sale, transfer or other disposition by a Holder of any Registrable Shares pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Shares to be for such number of shares and registered in such names as such Holder may reasonably request at least ten (10) business days prior to any sale of the Registrable Shares.

11.  AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the
     ----------------------
provisions of this sentence, may not be amended, modified, supplemented or waived, nor may consent to departures therefrom be given, without the written consent of the Company and the Holders of a majority of the outstanding Registrable Shares. Notice of any such amendment, modification, supplement, waiver or consent adopted in accordance with this Section 11 shall be provided by the Company to each Holder of Registrable Shares at least thirty (30) days prior to the effective date of such amendment, modification, supplement, waiver or consent.

12.  NOTICES. All notices and other communications provided for or permitted
     -------
hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery, (i) if to a Holder, at such Holder's registered address appearing on the share register of the Company or (ii) if to the Company, at 177 Milk Street, Boston, Massachusetts 02109, with a copy to: Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, Attention: David P. Ries, P.C.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

13.  TRANSFER OF REGISTRATION RIGHTS.  Except as otherwise provided herein, the
     -------------------------------
rights to cause the Company to register the securities granted by the Company under Section 2 may be assigned or otherwise conveyed to a transferee, assignee or successor of Registrable Shares, who shall be considered a "Holder" for purposes of this Agreement; provided that (i) such transfer is effected in accordance with applicable federal and state securities laws, and (ii) the Company is given written notice by such Holder of said transfer, stating the name and address of said transferee, assignee or successor and identifying the securities with respect to which such registration rights are being assigned.

14.  SUCCESSORS AND ASSIGNS.  This Agreement shall inure to the benefit of and
     ----------------------
be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any successor, assignee or transferee of any Holder shall acquire Registrable Shares, in any manner, whether by operation of law or otherwise, such Registrable Shares shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Shares such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement except as expressly provided in this Agreement.

15.  COUNTERPARTS. This Agreement may be executed in any number of counterparts
     ------------
and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

16.  GOVERNING LAW.  This Agreement shall be governed by and construed in
     -------------
accordance with the laws of the Commonwealth of Massachusetts applicable to contracts made and to be performed wholly within said State.

17.  SEVERABILITY.  In the event that any one or more of the provisions
     ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

18.  ENTIRE AGREEMENT.  This Agreement is intended by the parties as a final
     ----------------
expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                         COMPANY:

                         MARYLAND PROPERTY CAPITAL TRUST, INC.


                         By:_________________________________
                            Bruce A. Beal, President

                         HOLDERS:

                         FRAMINGHAM YORK ASSOCIATES LIMITED PARTNERSHIP

                         By:__________________________________
                            Bruce A. Beal, as General Partner


                         By:__________________________________
                            Robert L. Beal, as General Partner


                       [OTHER SIGNATURE BLOCKS TO COME]

                                           Exhibit F to the Investment Agreement
                                           -------------------------------------


                              FORM OF OPINION OF
                   PAUL, WEISS, RIFKIND, WHARTON & GARRISON



(212) 373-3000                __________________, 1998



Framingham York Associates Limited Partnership
c/o The Beal Companies
177 Milk Street
Boston, MA 02109-3410

Ladies and Gentlemen:

          We have acted as special tax counsel to Property Capital Trust, a Massachusetts Business Trust (the "Trust"), in connection with the Investment Agreement, dated as of June __, 1998 (the "Investment Agreement"), by and among the Trust, Property Capital Trust, Inc., a Maryland corporation (the "Company"), and the Purchaser (as defined therein). Capitalized terms used herein and not otherwise defined have the respective meanings specified in the Investment Agreement. This opinion is being furnished to you pursuant to Section 5.2(d) of the Investment Agreement.

          In rendering the opinion expressed herein, we have examined the Investment Agreement and the Agreement and Plan of Merger, dated as of June __, 1998, by and between the Trust and the Company.

          In addition, we have examined the Declaration of Trust of the Trust, dated June 9, 1969, and each amendment thereto, and such other documents, records and instruments as we have deemed necessary in order to enable us to render the opinion expressed herein.

          In our examination of documents, we have assumed, without independent investigation, that (i) all documents submitted to us are authentic originals, or if submitted as photocopies, that they faithfully reproduce the originals thereof; (ii) all such documents have been duly authorized and executed and each document represents the entire agreement (including amendments) among the parties with respect to the subject matter thereto; (iii) all representations and statements set forth in such documents are true and correct; (iv) any representation or statement made as a belief or made "to the knowledge of," or similarly qualified is correct and accurate without such qualification; and (v) all obligations imposed by any such documents on the parties thereto have been or will be performed or satisfied in accordance with their terms.

          For purposes of rendering the opinion expressed herein, we have, with your permission, assumed the accuracy of the representations contained in the letter from the Trust addressed to us, dated __________, 1998, relating to the organization, income, assets, distributions and ownership of the Trust and the operation of the Trust as a real estate investment trust (a "REIT"), and relied upon the officer's certificates and other certificates dated the date hereof certifying that the representations in such letter from the Trust have continued to be true and accurate until the date hereof.

          Based upon the foregoing, and subject to the assumptions, exceptions and qualifications set forth herein, we are of the opinion that, for the taxable year of the Trust ended July 31, 1989 and at all times thereafter up to and including the date of the disposition by the Trust of its ownership interest in the Cincinnati Marriott, the Trust has qualified to be treated as a REIT within the meaning of Sections 856 through 860 of the Code; including, without limitation, the requirements of Section 856 and 857 of the Code; provided, that
                                                                 --------
this opinion is made without regard to Section 856(c)(4)(B) of the Code, as such provision was in effect prior to its removal from the Code pursuant to P.L. 105-34.

          This opinion is given as of the date hereof and is based on various Code provisions, Treasury Regulations promulgated under the Code and interpretations thereof by the Internal Revenue Service and the courts having jurisdiction over such matters, all of which are subject to change either prospectively or retroactively. Further, the Trust's qualification and taxation as a REIT depends upon the Trust's ability to meet, through actual annual operating results, requirements under the Code regarding its organization, income, assets, distribution levels and diversity of stock ownership. Because the Trust's satisfaction of these requirements for periods beginning after December 31, 1997 will depend upon future events, no assurance can be given that the actual results of the Trust's operations for its taxable year ending December 31, 1998 will satisfy the tests necessary to qualify as or be taxed as a REIT under the Code.

          We express no opinion as to any federal income tax issue or other matter except that set forth above.

          This letter is furnished by us solely for your benefit in connection with the transactions referred to in the Investment Agreement, and may not, without our prior written consent, be circulated to, or relied upon by, any other person except counsel for the Company.

                                  Very truly yours,

                                       PAUL, WEISS, RIFKIND, WHARTON & GARRISON

                                      F-2